Registration No. 2-75812
File No. 811-3391

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES

ACT OF 1933     [X]

Pre-Effective Amendment No. _____     [ ]

Post-Effective Amendment No. 43     [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

ACT OF 1940     [X]

Amendment No. 38     [X]

CENTENNIAL GOVERNMENT TRUST

(Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of Principal Executive Offices) (Zip Code)

1.303.768.3200

(Registrant’s Telephone Number, including Area Code)

Robert G. Zack, Esq.
OppenheimerFunds, Inc.

Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]     Immediately upon filing pursuant to paragraph (b)

[X]     On October 28, 2009 pursuant to paragraph (b)
[ ]     60 days after filing pursuant to paragraph (a)(1)

[ ]     On ______________ pursuant to paragraph (a)(1)
[ ]     75 days after filing pursuant to paragraph (a)(2)
[ ]     On _______________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Centennial Government Trust

Prospectus dated October 28, 2009

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Trust’s securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Centennial Government Trust is a money market mutual fund. It seeks a high level of current income consistent with preserving capital and maintaining liquidity. The Trust invests in short-term, high-quality “money market” investments.

This prospectus contains important information about the Trust’s objective, its investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Trust and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

CONTENTS

     A B O U T T H E T R U S T

     The Trust’s Investment Objective and Strategies

     Main Risks of Investing in the Trust

     The Trust’s Past Performance

     Fees and Expenses of the Trust

     About the Trust’s Investments

     I N V E S T I N G I N T H E T R U S T S

     How the Trust is Managed

     How to Buy Shares
     Automatic Purchase and Redemption Programs
     Direct Shareholders

     How to Sell Shares
     Automatic Purchase and Redemption Programs
     Direct Shareholders

     How to Exchange Shares

     Shareholder Account Rules and Policies

      Dividends, Capital Gains and Taxes

     Financial Highlights

A B O U T T H E T R U S T

The Trust’s Investment Objective and Strategies

WHAT IS THE TRUST’S INVESTMENT OBJECTIVE? The Trust seeks a high level of current income that is consistent with the preservation of capital and the maintenance of liquidity.

WHAT DOES THE TRUST MAINLY INVEST IN? The Trust is a money market fund. It invests in a variety of high-quality money market instruments to seek income. The Trust invests principally in short-term, U.S. dollar denominated debt instruments issued by the U.S. government, its agencies and instrumentalities. To be considered “high-quality,” generally they must be rated in one of the two highest credit-quality categories for short-term securities by nationally recognized rating services. If unrated, a security must be determined by the Trust’s investment manager to be of comparable quality to rated securities. Many of the securities issued by the U.S. government are not rated, but the Trust may purchase them because they meet the “high quality” standards of the Trust.

The Trust will invest under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in debt instruments issued by the U.S. government, its agencies and instrumentalities. Although this is not a fundamental policy, the amount so invested will not be changed by the Board without providing shareholders at least 60 days prior notice of the change.

As of October 28, 2009, all shares of the Trust are held by a third party broker/dealer for the benefit of its clients. That broker/dealer has advised the Manager that as a part of a consolidation, it intends to redeem the remaining shares of the Trust on or about November 23, 2009. The Trust will wind down its operations shortly following that redemption.

Due to this pending redemption and the current size of the Trust, it is no longer possible for the Trust to invest in debt instruments issued by the U.S. government, its agencies or instrumentalities. In order for the Trust’s assets to remain invested during this time, the Board has approved that the Trust’s assets may be invested in Class E shares of Oppenheimer Institutional Money Market Fund. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer Family of Funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. As a shareholder, the Trust will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund’s Class E shares, including its advisory fee. However, the Manager will waive a portion of the Trust’s advisory fee to the extent of the Trust’s share of the advisory fee paid to an affiliate of the Manager by Oppenheimer Institutional Money Market Fund. However, if all advisory fees of the Trust have already been waived, the Manager is not obligated to reimburse the Trust for any amounts. While invested in Oppenheimer Institutional Money Market Fund the Trust may not meet the diversification standards set forth below.

WHO IS THE TRUST DESIGNED FOR? The Trust is designed for investors who are seeking income at current money market rates while preserving the value of their investment, because the Trust tries to keep its share price stable at $1.00. Income on money market instruments tends to be lower than income on longer-term debt securities, so the Trust’s yield will likely be lower than the yield on longer-term fixed income funds. The Trust does not invest for the purpose of seeking capital appreciation or gains and is not a complete investment program.

Main Risks of Investing in the Trust

All investments carry risks to some degree. Funds that invest in debt obligations for income may be subject to credit risks and interest rate risks. There are risks that any of the Trust’s holdings could have its credit rating downgraded, or the issuer could default, or that interest rates could rise sharply, causing the value of the Trust’s investments (and its share price) to fall. As a result, there is a risk that the Trust’s shares could fall below $1.00 per share. If there is a high redemption demand for the Trust's shares that was not anticipated, portfolio securities might have to be sold prior to their maturity at a loss. Also, there is the risk that the value of your investment could be eroded over time by the effects of inflation, and that poor security selection could cause the Trust to underperform other funds with similar objectives.

An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.

The Trust’s Past Performance

The bar chart and table below show how the Trust’s returns may vary over time, by showing changes in the Trust’s performance from year to year for the last 10 calendar years and average annual total returns for the 1-, 5- and 10- year periods. Variability of returns is one measure of the risks of investing in a money market fund. The Trust’s past investment performance does not predict how the Trust will perform in the future.

Annual Total Returns (as of 12/31 each year)

[See appendix to prospectus for annual total return data for bar chart.]

For the period from 1/1/09 through 9/30/09 the cumulative total return (not annualized) was 0.04%.

During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 1.48%
(4th Q’00) and the lowest return (not annualized) for a calendar quarter was 0.09% (2nd Q’04).

Average Annual Total Returns for the periods ended December 31, 200 8	1 Year	5 Years	10 Years
Centennial Government Trust (inception 10/5/81)	1.45%	2.68%	2.91%

The returns in the table measure the performance of a hypothetical account and assume that all dividends have been reinvested in additional shares.

The total returns are not the Trust’s current yield. The Trust’s yield more closely reflects the Trust’s current earnings. To obtain the Trust’s current seven day yield, please call the Transfer Agent toll-free at 1.800.525.9310.

Fees and Expenses of the Trust

The Trust pays a variety of expenses directly for management of its assets, administration and other services. Those expenses are subtracted from the Trust’s assets to calculate the Trust’s net asset value per share. All shareholders therefore pay those expenses indirectly. The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Trust. The numbers below are based upon the Trust’s expenses during its fiscal year ended June 30, 2009.

SHAREHOLDER FEES. The Trust does not charge any initial sales charge to buy shares or to reinvest dividends. There are no exchange fees or redemption fees and no contingent deferred sales charges (unless you buy Trust shares by exchanging Class A shares of other eligible funds that were purchased subject to a contingent deferred sales charge, as described in “How to Sell Shares”).

Annual Trust Operating Expenses (deducted from Trust assets):

(% of average daily net assets)

Management Fees[1]	0.50%
Distribution and/or Service (12b-1) Fees [2]	0.07%
Other Expenses[3]	0.16%
Total Annual Operating Expenses[4]	0.73%

Expenses may very in future years.

1. Effective January 1, 2009, the Manager has voluntarily undertaken to waive fees to the extent necessary to assist the Trust in attempting to maintain a positive yield. There is no guarantee that the Trust will maintain a positive yield. That undertaking may be amended or withdrawn at any time. 2. Effective October 29, 2008, the Board of Trustees set the rate for the Service (12b-1) Fees at the rate of zero.

3."Other Expenses" include transfer agent fees, custodial expenses, and audit and legal expenses the Trust pays. The Transfer Agent has voluntarily undertaken to the Trust to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time.

4. After all of the waivers described above, the “Total Annual Operating Expenses” for the fiscal year ended June 30, 2009 were 0.66%. If the reduction to Service Fee rates described in footnote 2 had been in effect for the full fiscal year, the "Total Annual Operating Expenses" would have been 0.59%

EXAMPLE. The following example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Trust for the time periods indicated and reinvest your dividends and distributions. The example also assumes that your investment has a 5% return each year and that the Trust’s operating expenses remain the same. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows whether or not you redeem your investment at the end of each period:

1 year	3 years	5 years	10 years
$75	$234	$407	$910

In evaluating the Fund's expenses, it is important to remember that mutual funds offer you the opportunity to combine your resources with those of many other investors to obtain professional portfolio management, exposure to a larger number of markets or issuers, reliable custody for investment assets, liquidity, and convenient recordkeeping and reporting services. Funds also offer other types of investment benefits to individuals without incurring the expense and inconvenience of buying and selling individual securities on your own. Because a fund is a pooled investment, however, shareholders may bear certain fund operating costs as a result of the activities of other fund investors. Because some investors may use fund services more than others, or may have smaller accounts or more frequent account activity, those activities may increase the Fund’s overall expenses, which are indirectly borne by all of the Fund's shareholders.

About the Trust’s Investments

THE TRUST’S PRINCIPAL INVESTMENT POLICIES AND RISKS. The Trust invests in money market instruments meeting quality, maturity and diversification standards established by its Board of Trustees as well as rules that apply to money market funds under the Investment Company Act of 1940 (“Investment Company Act”). The Statement of Additional Information contains more detailed information about the Trust’s investment policies and risks.

The Trust’s investment manager, Centennial Asset Management Corporation (referred to in this prospectus as the Manager), tries to reduce risks by diversifying investments and by carefully researching securities before they are purchased. The rate of the Trust’s income will vary, generally reflecting changes in overall short-term interest rates. There is no assurance that the Trust will achieve its investment objective.

What Does the Trust Invest In? Money market instruments are high-quality, short-term debt instruments. They may have fixed, variable or floating interest rates. All of the Trust’s money market instruments must meet the special diversification, quality and maturity requirements set under the Investment Company Act and the special procedures set by the Board described briefly below. The following is a brief description of the types of money market instruments the Trust can invest in.

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U.S. Government Securities. The Trust invests mainly in obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and are supported by the full faith and credit of the United States. Although these U.S. Government Securities are not rated, they are “high quality” investments under the rules that apply to money market funds. Other U.S. government securities, such as pass-through certificates issued by the Government National Mortgage Association (Ginnie Mae), are also supported by the full faith and credit of the U.S. government. Some government securities, agencies or instrumentalities of the U.S. government are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal National Mortgage Association (Fannie Mae). Others may be supported only by the credit of the instrumentality, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac).

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Other Money Market Instruments. The Trust can invest in variable or floating rate notes, variable rate master demand notes or in master demand notes. The Trust can also purchase other debt obligations with a length of permitted maturity up to the maximum permitted under Rule 2a-7 (currently 397 days) from the date of purchase. It may purchase debt obligations that have been called for redemption by the issuer if the redemption will occur within the length of permitted maturity up to the maximum permitted under Rule 2a-7 (currently 397 days). Please refer to “What Standards Apply to the Trust’s Investments?” below for more details.

Additionally, the Trust can buy other money market instruments that the Manager approves under procedures adopted by its Board of Trustees from time to time. They must be U.S. dollar-denominated short-term investments that the Manager determines to have minimal credit risks.

Fixed Income Market Risks. Recent developments relating to subprime mortgages have adversely affected fixed-income securities markets in the United States, Europe and elsewhere. The values of many types of debt securities have been reduced, including debt securities that are not related to mortgage loans. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing on attractive terms or at all. In addition, broker-dealers and other market participants have been less willing to make a market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments may also have a negative effect on the broader economy. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

What Standards Apply to the Trust’s Investments? Money market instruments are subject to credit risk, the risk that the issuer might not make timely payments of interest on the security or repay principal when it is due. The Trust can buy only those instruments that meet standards set by the Investment Company Act for money market funds and procedures adopted by the Board of Trustees. The Trust’s Board of Trustees has adopted procedures to evaluate securities for the Trust’s portfolio and the Manager has the responsibility to implement those procedures when selecting investments for the Trust.

In general, the Trust buys only high-quality investments that the Manager believes present minimal credit risk at the time of purchase. The Trust invests mainly in obligations issued or guaranteed by the U.S. Government and any of its agencies or instrumentalities. “High-quality” investments are:

•	rated in one of the two highest short-term rating categories of two national rating organizations, or

•	rated by one rating organization in one of its two highest rating categories (if only one rating organization has rated the investment), or

•	unrated investments that the Manager determines are comparable in quality to the two highest rating categories.

     The procedures also limit the amount of the Trust’s assets that can be invested in the securities of any one issuer (other than the U.S. government, its agencies and instrumentalities), to spread the Trust’s investment risks. The Trust can invest without limit in U.S. government securities because of their limited investment risks. No security’s maturity will exceed the maximum time permitted under Rule 2a-7 (currently 397 days). Finally, the Trust must maintain a dollar-weighted average portfolio maturity of not more than 90 days, to help reduce interest rate risks.

Can the Trust's Investment Objective and Policies Change? The Trust's Board of Trustees can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this prospectus. Fundamental policies cannot be changed without the approval of a majority of the Trust's outstanding voting shares. The Trust's investment objective is a fundamental policy. Some of the investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Trust can use the investment techniques and strategies described below. The Trust might not always use all of them. These techniques have risks. The Statement of Additional Information contains more information about some of these practices, including limitations on their use that are designed to reduce the overall risks.

Floating Rate/Variable Rate Notes. The Trust can purchase investments with floating or variable interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted in relation to a specified market rate or benchmark for such investment, such as the prime rate of a bank. If the maturity of an investment is greater than the maximum time permitted under Rule 2a-7 (currently 397 days), it can be purchased if it has a demand feature. That feature must permit the Trust to recover the principal amount of the investment on not more than 30 days' notice at any time, or at specified times not exceeding the maximum time permitted under Rule 2a-7 (currently 397 days).

Repurchase Agreements. The Trust can enter into repurchase agreements. In a repurchase transaction, the Trust buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Trust may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Trust will not enter into repurchase transactions that will cause more than 10% of the Trust’s net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Trust’s net assets that may be subject to repurchase agreements maturing in seven days or less.

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Trust will not invest more than 10% of its net assets in illiquid securities. That limit does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers or purchases of commercial paper that may be sold without registration under the federal securities laws. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Difficulty in selling a security may result in a loss to the Trust or additional costs.

Demand Features and Guarantees. The Trust can invest a significant percentage of its assets in securities that have demand features, guarantees or similar credit and liquidity enhancements. A demand feature permits the holder of the security to sell the security within a specified period of time at a stated price and entitles the holder of the security to receive an amount equal to the approximate amortized cost of the security plus accrued interest. A guarantee permits the holder of the security to receive, upon presentment to the guarantor, the principal amount of the underlying security plus accrued interest when due or upon default. A guarantee is the unconditional obligation of an entity other than the issuer of the security. Demand features and guarantees can effectively:

•	shorten the maturity of a variable or floating rate security,

•	enhance the security’s credit quality, and

•	enhance the ability to sell the security.

     The aggregate price for a security subject to a demand feature or a guarantee may be higher than the price that would otherwise be paid for the security without the guarantee or the demand feature. When the Trust purchases securities subject to guarantees or demand features, there is an increase in the cost of the underlying security and a corresponding reduction in its yield. Because the Trust invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Trust. Therefore, an investment in the Trust may be riskier than an investment in other types of money market funds.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund’s investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund’s investment strategies may be adversely affected. The Fund’s investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager, however such policies and procedures may also limit the Fund’s investment activities and affect its performance.

PORTFOLIO HOLDINGS. The Trust’s portfolio holdings, as of the most recent month end, are posted on the Trust’s website at www.oppenheimerfunds.com . Therefore, the Trust’s portfolio holdings are made publicly available no later than the last business day after the close of trading on the New York Stock Exchange ("NYSE") on such a day which the NYSE is open.

     A description of the Trust’s policies and procedures with respect to the disclosure of the Trust’s portfolio securities is available in the Trust’s Statement of Additional Information.

I N V E S T I N G I N T H E T R U S T

How the Trust is Managed

THE MANAGER. The investment adviser for the Trust is the Manager, Centennial Asset Management Corporation, a wholly owned subsidiary of OppenheimerFunds, Inc. The Manager chooses the Trust’s investments and handles its day-to-day business. The Manager carries out its duties subject to certain policies established by the Trust’s Board of Trustees, under an investment advisory agreement with the Trust that states the Manager's responsibilities. The agreement sets the fees the Trust pays to the Manager and describes the expenses that the Trust is responsible to pay to conduct its business.

     The Manager has been an investment adviser since 1978. The Manager and its parent company and controlled affiliates managed Oppenheimer and Centennial funds with nearly 6 million shareholder accounts as of September 30, 2009. The Manager is located at 6803 South Tucson Way, Centennial, Colorado 80112.

Advisory Fees. Under the investment advisory agreement, the Trust pays the Manager an advisory fee at an annual rate that declines on additional assets as the Trust grows: 0.500% of the first $250 million of the Trust’s net assets, 0.475% of the next $250 million, 0.450% of the next $250 million, 0.425% of the next $250 million, 0.400% of the next $250 million, 0.375% of the next $250 million, and 0.350% of net assets in excess of $1.5 billion. The Trust’s management fee for its fiscal year ended June 30, 2009, was 0.50% of the Trust’s average annual net assets. That fee is computed on the net assets of the Trust as of the close of each business day. Effective January 1, 2009, the Manager voluntarily undertook to waive fees to the extent necessary to assist the Trust in attempting to maintain a positive yield. There is no guarantee that the Trust will maintain a positive yield. That undertaking may be amended or withdrawn at any time.

     A discussion of the matters considered by the Trust's Independent Trustees, in approving the Trust's Investment Advisory Agreement, is included in the Trust’s semi-annual report to shareholders for the period ended December 31, 2008.

Portfolio Manager. The Trust's portfolio is managed by Carol E. Wolf who is primarily responsible for the day-to-day management of the Trust's investments. She is an officer and a portfolio manager of the Trust. Ms. Wolf has had the responsibility of portfolio manager since November 1988.. She has been a Vice President of the Manager since August 2004 and a Senior Vice President of OppenheimerFunds, Inc. since September 2000. Ms. Wolf is an officer and portfolio manager of other funds for which the Manager or an affiliate serves as investment adviser.

     The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts she manages and her ownership of Trust shares.

A B O U T Y O U R A C C O U N T

How to Buy Shares

AT WHAT PRICE ARE SHARES SOLD? Shares of the Trust are sold at the offering price, which is the net asset value per share without any sales charge. The net asset value per share will normally remain fixed at $1.00 per share. However, there is no guarantee that a Trust will maintain a stable net asset value of $1.00 per share.

     The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor (Centennial Asset Management Corporation) or the Sub-Distributor (OppenheimerFunds Distributor, Inc.) receives the purchase order at its offices in Colorado, or after any agent appointed by the Sub-Distributor receives the order and sends it to the Sub-Distributor as described below. Your financial adviser can provide you with more information regarding the time you must submit your purchase order and whether the adviser is an authorized agent for the receipt of purchase orders.

How is a Trust’s Net Asset Value Determined? The net asset value of shares of the Trust is normally determined twice each day, at 12:00 Noon and at 4:00 p.m., on each day the NYSE is open for trading (referred to in this prospectus as a “regular business day”). All references to time in this prospectus are to “Eastern time.”

     The net asset value per share is determined by dividing the value of a Trust's net assets by the number of shares that are outstanding. Under a policy adopted by the Board of Trustees of the Trust, the Trust uses the amortized cost method to value its securities to determine net asset value.

     The shares of the Trust offered by this prospectus are considered to be Class A shares for the purposes of exchanging them or reinvesting distributions among other eligible funds that offer more than one class of shares.

     If, after the close of the principal market on which a security held by the Trust is traded, and before the time the Trust's securities are priced that day, an event occurs that the Manager deems likely to cause a material change in the value of such security, the Trust's Board of Trustees has authorized the Manager, subject to the Board’s review, to ascertain a fair value for such security. A security’s valuation may differ depending on the method used for determining value.

HOW MUCH MUST YOU INVEST? You can open an account with a minimum initial investment described below, depending on how you buy and pay for your shares. You can make additional purchases at any time with as little as $25. The minimum investment requirements do not apply to reinvesting distributions from a Trust or other eligible funds (a list of them appears in the Statement of Additional Information, or you can ask your broker/dealer or call the Transfer Agent) or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

HOW ARE SHARES PURCHASED? You can buy shares in one of several ways:

Buying Shares Through a Broker/Dealer’s Automatic Purchase and Redemption Program. You can buy shares of a Trust through a broker/dealer that has a sales agreement with the Trust's Distributor or Sub-Distributor that allows shares to be purchased through the broker/dealer’s Automatic Purchase and Redemption Program. Shares of the Trust are sold mainly to customers of participating broker/dealers that offer the Trust's shares under these special purchase programs. If you participate in an Automatic Purchase and Redemption Program established by your broker/dealer, your broker/dealer buys shares of a Trust for your account with the broker/dealer. Program participants should also read the description of the program provided by their broker/dealer.

Buying Shares Through Your Broker/Dealer. If you do not participate in an Automatic Purchase and Redemption Program, you can buy shares of a Trust through any broker/dealer that has a selling agreement with the Distributor or Sub-Distributor. Your broker/dealer will place your order with the Distributor on your behalf. A broker/dealer may charge for that service.

Buying Shares Directly Through the Sub-Distributor. You can also purchase shares directly through the Trust's Sub-Distributor. Shareholders who make purchases directly and hold shares in their own names, or who purchase shares through a broker/dealer and hold their shares in their own names are referred to as “direct shareholders” in this prospectus.

The Sub-Distributor may appoint certain servicing agents to accept purchase (and redemption) orders, including broker/dealers that have established Automatic Purchase and Redemption Programs. The Distributor or Sub-Distributor, in their sole discretion, may reject any purchase order for shares of a Trust.

AUTOMATIC PURCHASE AND REDEMPTION PROGRAM. If you buy shares of a Trust through your broker/dealer’s Automatic Purchase and Redemption Program, your broker/dealer will buy your shares for your Program Account and will hold your shares in your broker/dealer’s name. These purchases will be made under the procedures described in “Guaranteed Payment Procedures” below. Your Automatic Purchase and Redemption Program Account may have minimum investment requirements established by your broker/dealer. You should direct all questions about your Automatic Purchase and Redemption Program to your broker/dealer, because the Trust's Transfer Agent does not have access to information about your account under that Program.

Guaranteed Payment Procedures. Some broker/dealers may have arrangements with the Distributor to enable them to place purchase orders for shares of a Trust and to guarantee that the Trust’s custodian bank will receive Federal Funds to pay for the shares prior to specified times. Broker/dealers whose clients participate in Automatic Purchase and Redemption Programs may use these guaranteed payment procedures to pay for purchases of shares of a Trust.

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If the Distributor receives a purchase order before 12:00 Noon on a regular business day with the broker/dealer’s guarantee that the Trust's custodian bank will receive payment for those shares in Federal Funds by 2:00 p.m. on that same day, the order will be effected at the net asset value determined at 12:00 Noon that day. Distributions will begin to accrue on the shares on that day if the Federal Funds are received by the required time.

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If the Distributor receives a purchase order after 12:00 Noon on a regular business day with the broker/dealer’s guarantee that the Trust's custodian bank will receive payment for those shares in Federal Funds by 2:00 p.m. on that same day, the order will be effected at the net asset value determined at 4:00 p.m. that day. Distributions will begin to accrue on the shares on that day if the Federal Funds are received by the required time.

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If the Distributor receives a purchase order between 12:00 Noon and 4:00 p.m. on a regular business day with the broker/dealer’s guarantee that the Trust's custodian bank will receive payment for those shares in Federal Funds by 4:00 p.m. the next regular business day, the order will be effected at the net asset value determined at 4:00 p.m. on the day the order is received and distributions will begin to accrue on the shares purchased on the next regular business day if the Federal Funds are received by the required time.

HOW CAN DIRECT SHAREHOLDERS BUY SHARES? Direct shareholders can buy shares of a Trust by completing a Centennial Funds new account application and sending it to the Sub-Distributor, OppenheimerFunds Distributor, Inc., P.O. Box 5143, Denver, Colorado 80217. Payment must be made by check or by Federal Funds wire as described below. If you don't list a broker/dealer on the application, the Sub-Distributor, will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the selected Trust is appropriate for you.

     The Trust intends to be as fully invested as possible to maximize its yield. Therefore, newly purchased shares normally will begin to accrue distributions after the Sub-Distributor or its agent accepts your purchase order, starting on the business day after the Trust receives Federal Funds from the purchase payment.

Payment by Check. Direct shareholders may pay for purchases of shares of a Trust by check. Send your check, payable to “OppenheimerFunds Distributor, Inc.,” along with your application and other documents to the address listed above. Your check must be payable in U.S. dollars and drawn on a U.S. bank. Distributions will begin to accrue on the next regular business day after the Sub-Distributor accepts your purchase order. The minimum initial investment for direct shareholders by check is $500.

Payment by Federal Funds Wire. Direct shareholders may pay for purchases of shares of a Trust by Federal Funds wire. You must also forward your application and other documents to the address listed above. Before sending a wire, call the Sub-Distributor's Wire Department at 1.800.525.9310 (toll-free from within the U.S.) or 303.768.3200 (from outside the U.S.) to notify the Sub-Distributor of the wire, and to receive further instructions.

Distributions will begin to accrue on the purchased shares on the purchase date that is a regular business day if the Federal Funds from your wire and the application are received by the Sub-Distributor and accepted by 12:00 Noon. If the Sub-Distributor receives the Federal Funds from your wire and accepts the purchase order between 12:00 Noon and 4:00 p.m. on the purchase date, distributions will begin to accrue on the shares on the next regular business day. The minimum investment by Federal Funds Wire is $2,500.

Buying Shares Through Automatic Investment Plans. Direct shareholders can purchase shares of a Trust automatically each month by authorizing the Trust's Transfer Agent to debit your account at a U.S. domestic bank or other financial institution. Details are in the Automatic Investment Plan Application and the Statement of Additional Information. The minimum monthly purchase is $25.

Service (12b-1) Plans. The Trust has adopted a service plan. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold shares of a Trust. Reimbursement is made periodically depending on asset size, at an annual rate of up to 0.20% of the average annual net assets of the Trust. The Distributor currently uses all of those fees (together with significant amounts from the Manager’s own resources) to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold shares of the Trust. Effective as of October 29, 2008, the Board of Trustees has set the rate for the Service (12b-1) Fees at the rate of zero.

Other Payments to Financial Intermediaries and Service Providers. The Manager, the Distributor and the Sub-Distributor in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the Manager’s and/or the Distributor’s and/or the Sub-Distributor’s own resources, including from the profits derived from the advisory fees the Manager receives from the Trust. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager, the Distributor and the Sub-Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Trust to these financial intermediaries. These payments by the Manager, the Distributor or the Sub-Distributor from their own resources are not reflected in the tables in the section called “Fees and Expenses of the Trust” in this prospectus because they are not paid by the Trust.

“Financial intermediaries” are firms that offer and sell Trust shares to their clients, or provide shareholder services to the Trust, or both, and receive compensation for doing so. Your securities dealer or financial adviser, for example, is a financial intermediary, and there are other types of financial intermediaries that receive payments relating to the sale or servicing of the Trust's shares. In addition to dealers, the financial intermediaries that may receive payments include sponsors of fund “supermarkets,” sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks and trust companies offering products that hold Trust shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as “distribution-related” or “servicing” payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as “revenue sharing.” Revenue sharing payments may be made on the basis of the sales of shares attributable to that dealer, the average net assets of the Trust and other Oppenheimer funds attributable to the accounts of that dealer and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Trust or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor’s or the Sub-Distributor’s marketing efforts. A revenue sharing payment may, for example, qualify the Trust for preferred status with the intermediary receiving the payment or provide representatives of the Distributor or the Sub-Distributor with access to representatives of the intermediary’s sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager, the Distributor or the Sub-Distributor may reimburse expenses related to educational seminars and “due diligence” or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority (FINRA)) designed to increase sales representatives’ awareness about the Trust and Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary’s sale of shares of the Trust or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of a Trust’s shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of the Trust or Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor or the Sub-Distributor to provide educational and training support for the intermediary’s sales personnel relating to the Trust or the Oppenheimer funds, the availability of the Trust or the Oppenheimer funds on the intermediary’s sales system, as well as the overall quality of the services provided by the intermediary and the Manager, the Distributor or the Sub-Distributor’s relationship with the intermediary. The Manager, the Distributor and the Sub-Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager, the Distributor or the Sub-Distributor sell more shares of the Trust or the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager, the Distributor, and the Sub-Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor and the Sub-Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Trust shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager, the Distributor or the Sub-Distributor. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your dealer or financial intermediary for details about any such payments it receives from the Manager, the Distributor or the Sub-Distributor and their affiliates, or any other fees or expenses it charges.

Retirement Plans. Direct shareholders may buy shares of the Trust for a retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Sub-Distributor also offers a number of different retirement plans that individuals and employers can use:

•	Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs, and rollover IRAs.

•	SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.

•	403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.

•	401(k) Plans. These are special retirement plans for businesses.

•	Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

     Please call the Sub-Distributor for retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received by the Sub-Distributor or your authorized financial intermediary, in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent.

HOW CAN PROGRAM PARTICIPANTS SELL SHARES? If you participate in an Automatic Purchase and Redemption Program sponsored by your broker/dealer, you must redeem shares held in your Program Account by contacting your broker/dealer firm, or you can redeem shares by writing checks as described below. You should not contact the Trust or the Transfer Agent directly to redeem shares held in your Program Account. You may also arrange (but only through your broker/dealer) to have the proceeds of redeemed Trust shares sent by Federal Funds wire, as described below in “Sending Redemption Proceeds by Wire.”

HOW CAN DIRECT SHAREHOLDERS REDEEM SHARES? Direct shareholders can redeem their shares by writing a letter to the Transfer Agent, by wire, by using a Trust’s checkwriting privilege, or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.525.9310 for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Trust from fraud, the following redemption requests for accounts of direct shareholders must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):

     o     You wish to redeem more than $100,000 and receive a check.

     o     The redemption check is not payable to all shareholders listed on the account statement.

     o     The redemption check is not sent to the address of record on your account statement.

     o     Shares are being transferred to an account with a different owner or name.

     o     Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can Direct Shareholders Have Their Signatures Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:

•	a U.S. bank, trust company, credit union or savings association,

•	a foreign bank that has a U.S. correspondent bank,

•	a U.S. registered dealer or broker in securities, municipal securities or government securities, or

•	a U.S. national securities exchange, a registered securities association or a clearing agency.

     If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

How Can Direct Shareholders Sell Shares by Mail? Write a letter of instruction to the Transfer Agent that includes:

     o     Your name,

     o     The Trust's name,

     o     Your account number (from your account statement),

     o     The dollar amount or number of shares to be redeemed,

     o      Any special payment instructions,

     o      Any share certificates for the shares you are selling,

     o     The signatures of all registered owners exactly as the account is registered, and

     o     Any special documents requested by the Transfer Agent to assure proper authorization of the person     asking to sell the shares.

Use the following address for regular mail: Shareholder Services, Inc. P.O. Box 5143 Denver, Colorado 80217-5143	Send courier or express mail requests to: Shareholder Services, Inc. 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014

How Can Direct Shareholders Sell Shares by Telephone? Direct shareholders and their broker/dealer representative of record may also sell shares by telephone. To receive the redemption price calculated on a particular regular business day, the Transfer Agent or its designated agent must receive the request by 4:00 p.m. on that day. You may not redeem shares held under a share certificate or in certain retirement accounts by telephone. To redeem shares through a service representative, call 1.800.525.9310. Proceeds of telephone redemptions will be paid by check payable to the shareholder(s) of record and will be sent to the address of record for the account. Up to $100,000 may be redeemed by telephone in any seven-day period. This service is not available within 30 days of changing the address on an account.

Retirement Plan Accounts. There are special procedures to sell shares held in a retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Trust shares in your plan account.

Sending Redemption Proceeds By Wire. While the Transfer Agent normally sends direct shareholders their money by check, you can arrange to have the proceeds of the shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each request. To find out how to set up this feature on an account or to arrange a wire, direct shareholders should call the Transfer Agent at 1.800.525.9310. If you hold your shares through your broker/dealer’s Automatic Purchase and Redemption Program, you must contact your broker/dealer to arrange a Federal Funds wire.

Can Direct Shareholders Submit Requests by Fax? Direct shareholders may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.9310 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this prospectus.

HOW DO I WRITE CHECKS AGAINST MY ACCOUNT? Automatic Purchase and Redemption Program participants may write checks against an account held under their Program, but must arrange for checkwriting privileges through their broker/dealers. Direct shareholders may write checks against their account by requesting that privilege on the account application or by contacting the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If checkwriting is established after November 1, 2000, only one signature is required for shareholders with joint accounts, unless you elect otherwise.

     Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Trust's custodian bank.

     Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.

 Checkwriting privileges are not available for shares that are held in a retirement account.

    Checks must be written for at least $250.

    Checks cannot be paid if they are written for more than your account value.

    You may not write a check that would require the Trust to redeem shares that were purchased by check or Automatic Investment Plan payments within the prior 10 days.

•	Don’t use your checks if you changed your account number, until you receive new checks.

WILL I PAY A SALES CHARGE WHEN I SELL MY SHARES? The Trust does not charge a fee to redeem shares of a Trust that were bought directly or by reinvesting distributions from that Trust or another Centennial Trust or eligible fund. Generally, there is no fee to redeem shares of a Trust bought by exchange of shares of another Centennial Trust or eligible fund. However,

•	if you acquired shares of a Trust by exchanging Class A shares of another eligible fund that you bought subject to the Class A contingent deferred sales charge, and

•	those shares are still subject to the Class A contingent deferred sales charge when you exchange them into the Trust, then

•	you will pay the contingent deferred sales charge if you redeem those shares from the Trust within 18 months of the purchase date of the shares of the fund you exchanged.

How to Exchange Shares

Shares of a Trust may be exchanged for shares of certain other Centennial Trusts or other eligible funds, depending on whether you own your shares through your broker/dealer’s Automatic Purchase and Redemption Program or as a direct shareholder.

HOW CAN PROGRAM PARTICIPANTS EXCHANGE SHARES? If you participate in an Automatic Purchase and Redemption Program sponsored by your broker/dealer, you may exchange shares held in your Program Account for shares of Centennial Money Market Trust by contacting your broker/dealer and obtaining a prospectus of the selected Centennial Trust.

HOW CAN DIRECT SHAREHOLDERS EXCHANGE SHARES? Direct shareholders can exchange shares of a Trust for Class A shares of certain eligible funds listed in the Statement of Additional Information. Shares of a particular class of an eligible fund may be exchanged only for shares of the same class in other eligible funds. For example, you can exchange shares of the Trust only for Class A shares of another fund, and you can exchange only Class A shares of another eligible fund for shares of the Trust. To exchange shares, you must meet several conditions:

o     Shares of the fund selected for exchange must be available for sale in your state of residence.

o     The selected fund must offer the exchange privilege.

     o     You must meet the minimum purchase requirements for the selected fund.

o     Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.

     Before exchanging into a fund, you must obtain its prospectus and should read it carefully.

     For tax purposes, an exchange of shares of a Trust is considered a sale of those shares and a purchase of the shares of the fund to which you are exchanging. An exchange may result in a capital gain or loss. Since shares of a Trust normally maintain a $1.00 net asset value in most cases you should not realize a capital gain or loss when you sell or exchange your shares.

     Direct shareholders can find a list of eligible funds currently available for exchanges in the Statement of Additional Information or you can obtain one by calling a service representative at 1.800.525.9310. The list of eligible funds can change from time to time.

You may pay a sales charge when you exchange shares of a Trust. Because shares of the Trust are sold without sales charge, in some cases you may pay a sales charge when you exchange shares of a Trust for shares of other eligible funds that are sold subject to a sales charge. You will not pay a sales charge when you exchange shares of a Trust purchased by reinvesting distributions from a Trust or other eligible funds, or when you exchange shares of the Trust purchased by exchange of shares of an eligible fund on which you paid a sales charge.

How Do Direct Shareholders Submit Exchange Requests? Direct shareholders may request exchanges in writing or by telephone:

          Written Exchange Requests. Send request letter, signed by all owners of the account to the Transfer Agent at the address on the back cover. Exchanges of shares for which share certificates have been issued cannot be processed unless the Transfer Agent receives the certificates with the request letter.

        Telephone Exchange Requests. Telephone exchange requests may be made by calling a service representative at 1.800.525.9310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares for which share certificates have been issued may not be exchanged by telephone.

Please refer to “How to Exchange Shares” in the Statement of Additional Information for more details.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES, REDEMPTIONS AND EXCHANGES?

Risks from Excessive Purchase, Redemption and Short-Term Exchange Activity. The exchange privilege affords investors the ability to switch their investments among eligible funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of the Trust's shares may interfere with the Manager’s ability to manage the Trust's investments efficiently, increase the Trust's transaction and administrative costs and/or affect the Trust's performance, depending on various factors, such as the size of the Trust, the nature of its investments, the amount of the Trust's assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in exchange and/or redemption transactions, the Trust might be required to sell portfolio securities at unfavorable times to meet redemption or exchange requests, and the Trust's brokerage or administrative expenses might be increased.

Therefore, the Manager and the Trust's Board of Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges, and/or purchase and redemption activity, while balancing the needs of investors who seek liquidity from their investment and the ability to exchange shares as investment needs change. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.

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Timing of Exchanges. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor’s shares in an “omnibus” or “street name” account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day, which is normally 4:00 p.m. Eastern time, but may be earlier on some days, in order to receive that day’s net asset value on the exchanged shares. Exchange requests received after the close of the NYSE will receive the net asset value calculated after the request is received. However, the Transfer Agent may delay the reinvestment of proceeds from an exchange for up to five business days if it determines, in its discretion, that an earlier transmittal of the redemption proceeds to the receiving fund would be detrimental to either the fund from which the exchange is being made or the fund into which the exchange is being made. The proceeds will be invested in the fund into which the exchange is being made at the next net asset value calculated after the proceeds are received. In the event that such delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial representative.

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Limits on Disruptive Activity. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy outlined in this prospectus. The Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer or Centennial funds known to be under common ownership or control as part of the Transfer Agent’s procedures to detect and deter excessive trading activity.

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Exchanges of Client Accounts by Financial Advisers. The Trust and the Transfer Agent permit dealers and financial intermediaries to submit exchange requests on behalf of their customers (unless that authority has been revoked). A fund or the Transfer Agent may limit or refuse exchange requests submitted by financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

•

Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus. Further details are provided under “How to Sell Shares.”

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Right to Refuse Exchange and Purchase Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order. The Trust may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days’ notice of any material change in the exchange privilege unless applicable law allows otherwise.

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Right to Terminate or Suspend Account Privileges. The Transfer Agent may send a written warning to direct shareholders that the Transfer Agent believes may be engaging in excessive purchases, redemptions and/or exchange activity and reserves the right to suspend or terminate the ability to purchase shares and/or exchange privileges for any account that the Transfer Agent determines, in carrying out these policies and in the exercise of its discretion, has engaged in disruptive or excessive trading activity, with or without such warning.

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Omnibus Accounts. If you hold your shares of the Trust through a financial intermediary such as a broker/dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of a retirement plan or 529 plan that holds your shares in an account under its name (these are sometimes referred to as “omnibus” or “street name” accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, they may apply.

While the Trust, the Distributor, the Manager and the Transfer Agent encourage financial intermediaries to apply the Trust's policies to their customers who invest indirectly in the Trust, the Transfer Agent may not be able to detect excessive trading activity facilitated by, or in accounts maintained in, the omnibus or street name accounts of a financial intermediary. Therefore the Transfer Agent might not be able to apply this policy to accounts such as (a) accounts held in omnibus form in the name of a broker/dealer or other financial institution, or (b) omnibus accounts held in the name of a retirement plan or 529 plan trustee or administrator, or (c) accounts held in the name of an insurance company for its separate account(s), or (d) other accounts having multiple underlying owners but registered in a manner such that the underlying beneficial owners are not identified to the Transfer Agent.

However, the Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review account activity, and to confirm to the Transfer Agent and the Trust that appropriate action has been taken to curtail any excessive trading activity. However, the Transfer Agent’s ability to monitor and deter excessive short-term trading in omnibus or street name accounts ultimately depends on the capability and cooperation of the financial intermediaries controlling those accounts.

Additional Policies and Procedures. The Trust's Board has adopted additional policies and procedures to detect and prevent frequent and/or excessive exchanges and purchase and redemption activity:

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30-Day Limit. A direct shareholder may exchange all or some of the shares of the selected Trust held in his or her account to another eligible Oppenheimer fund once in a 30 calendar-day period. When shares are exchanged into another fund account, that account will be “blocked” from further exchanges into another fund for a period of 30 calendar days from the date of the exchange. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $1,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($11,000 in this example) would be blocked from further exchanges into another fund for a period of 30 calendar days. A “direct shareholder” is one whose account is registered on a Trust’s books showing the name, address and tax ID number of the beneficial owner.

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Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of any money market fund that offers an exchange privilege at any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.

•	Dividend Reinvestments. Reinvestment of dividends or distributions from one fund to purchase shares of another fund will not be considered exchanges for purposes of imposing the 30-day limit.

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Asset Allocation. Third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers’ accounts. “On-demand” exchanges outside the parameters of portfolio rebalancing programs will be subject to the 30-day limit. However, investment programs by other Oppenheimer “funds-of-funds” that entail rebalancing of investments in underlying Oppenheimer funds will not be subject to these limits.

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Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges (but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges).

Shareholder Account Rules and Policies

More information about the Trust's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.

The offering of shares of a Trust may be suspended during any period in which a Trust’s determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in a Trust’s best interest to do so.

Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Trust at any time. The Trust will provide you notice whenever they are required to do so by applicable law. If an account has more than one owner, the Trust and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the broker/dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Trust will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this prospectus.

Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker/dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay processing any type of redemption payment as described under “How to Sell Shares” for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check.

Involuntary redemptions of small accounts may be made by the Trust if the account value has fallen below $250 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor or Sub-Distributor for losses from the cancellation of share purchase orders.

Federal regulations may require the Trust to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts. The Trust or the Transfer Agent may use this information to attempt to verify your identity. The Trust may not be able to establish an account if the necessary information is not received. The Trust may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Trust is unable to verify your identity after your account is established, the Trust may be required to redeem your shares and close your account.

“Backup withholding” of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Trust your correct, certified Social Security Number or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

To avoid sending duplicate copies of materials to households, the Trust will mail only one copy of the prospectus, annual and semi-annual report and annual notice of the Trust's privacy policy to shareholders having the same last name and address on the Trust's records. The consolidation of these mailings, called householding, benefits the Trust through reduced mailing expense.

If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.525.9310. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Trust intends to declare dividends from net investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees. To maintain a net asset value of $1.00 per share, the Trust might withhold dividends or make distributions from capital or capital gains. Daily dividends will not be declared or paid on newly purchased shares until Federal Funds are available to a Trust from the purchase payment for such shares.

CAPITAL GAINS. The Trust normally holds its securities to maturity and therefore will not usually pay capital gains. Although the Trust does not seek capital gains, the Trust could realize capital gains on the sale of its portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains annually. The Trust may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

What Choices Do I Have for Receiving Distributions? For Automatic Purchase and Redemption Programs, dividends and distributions are automatically reinvested in additional shares of the selected Trust. For direct shareholders, when you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:

•	Reinvest All Distributions in the Trust. You can elect to reinvest all dividends and capital gains distributions in the selected Trust.

•

Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the selected Trust while receiving other types of distributions by check or having them sent to your bank account.

•	Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank.

•

Reinvest Your Distributions in Another Account. You can reinvest all distributions in the same class of shares of another eligible fund account you have established, provided that the selected fund is available for exchange.

Under the terms of the Automatic Purchase and Redemption Program, your broker/dealer can redeem shares to satisfy debit balances arising in your Program Account. If that occurs, you will be entitled to dividends on those shares as described in your Program Agreements.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Trust. Dividends paid from net investment income and short-term capital gains are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

Every year your selected Trust will send you and the Internal Revenue Service a statement showing the amount of each taxable distribution you received in the previous year. Any long-term capital gains distributions will be separately identified in the tax information the Trust sends you after the end of the calendar year.

The Trust intends each year to qualify as a “regulated investment company” under the Internal Revenue Code, but reserves the right not to qualify. The Trust qualified during its last fiscal year. The Trust, as a regulated investment company, will not be subject to Federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

Dividends and capital gains distributions may be subject to state or local taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains and non-tax-exempt net investment income are taxable as ordinary income. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. Every year the Trust will send you and the Internal Revenue Service a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.

If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Trust's ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. Dependent upon Congressional action, for the Trust's taxable year beginning July 1, 2009, certain distributions that are designated by the Trust as interest-related dividends or short-term gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Trust's distributions are derived from dividends, they will not be eligible for this exemption.

Remember, There May be Taxes on Transactions. Because the Trust seeks to maintain a stable $1.00 per share net asset value, it is unlikely that you will have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by a Trust may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

     This information is only a summary of certain federal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in a Trust on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm for the most recent fiscal year end.  The financial highlights for the prior years were audited by another independent registered public accounting firm.  KPMG's report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS

Year Ended June 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations-net investment income and net realized gain[1]	.01	.03	.05	.03	.01

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.01)	(.03)	(.05)	(.03)	(.01)
Distributions from net realized gain	— [2]	—	—	—	—

Total dividends and/or distributions to shareholders	(.01)	(.03)	(.05)	(.03)	(.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[3]	0.48%	3.18%	4.64%	3.54%	1.45%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$156	$413	$963	$1,149	$1,226

Average net assets (in millions)	$247	$1,085	$1,166	$1,192	$1,360

Ratios to average net assets:[4]
Net investment income	0.58%	3.15%	4.55%	3.44%	1.41%
Total expenses	0.73%	0.76%	0.74%	0.74%	0.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.66%	0.76%	0.74%	0.74%	0.73%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on trust distributions or the redemption of trust shares.

4.	Annualized for periods less than one full year.

INFORMATION AND SERVICES

For More Information on Centennial Government Trust

The following additional information about the Trust is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Trust’s investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Trust’s investments and performance is available in the Trust’s Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Trust’s performance during its last fiscal year.

How to Get More Information

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Trust’s privacy policy and other information about the Trust or your account:

By Telephone:	Call Shareholder Services, Inc. toll-free: 1.800.525.9310
By Mail:	Write to: Shareholder Services, Inc. P.O. Box 5143 Denver, Colorado 80217-5143
On the Internet	You can request these documents by e-mail or through the OppenheimerFunds website. You may also read or download certain documents on the OppenheimerFunds website at: www.oppenheimerfunds.com

Information about the Trust including the Statement of Additional Information can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1.202.551.8090. Reports and other information about the Trust are available on the EDGAR database on the Securities and Exchange Commission’s Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the Securities and Exchange Commission's e-mail address: publicinfo@sec.gov or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Trust or to make any representations about the Trust other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Trust, nor a solicitation of an offer to buy shares of the Trust, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

          The Trust’s shares are distributed by:
The Trust’s SEC File No.: 811-3391     Centennial Asset Management Corporation

PR0170.001.1009
Printed on recycled paper

APPENDIX TO THE PROSPECTUS OF

CENTENNIAL GOVERNMENT TRUST

     Graphic material included in the prospectus of Centennial Government Trust (the “Trust”) under the heading: “Annual Total Returns (as of 12/31 each year).”

     Bar chart will be included in the prospectus of the Trust depicting the annual total returns of a hypothetical investment in shares of the Trust for the past 10 full calendar years. Set forth below are the relevant data points that will appear on the bar chart.

Calendar Year Ended:	Annual Total Returns
12/31/99	4.43%
12/31/00	5.71%
12/31/01	3.54%
12/31/02	1.35%
12/31/03	0.77%
12/31/04	0.67%
12/31/05	2.51%
12/31/06	4.34%
12/31/07	4.48%
12/31/08	1.45%

Centennial Government Trust

6803 South Tucson Way, Centennial, Colorado 80112

1.800.525.9310

Statement of Additional Information dated October 28, 2009

This Statement of Additional Information is not a prospectus. This document contains additional information about the Trust and supplements information in the Prospectus dated October 28, 2009. It should be read together with the Prospectus, which may be obtained by writing to the Trust's Transfer Agent, Shareholder Services, Inc., at P.O. Box 5143, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.

Contents

     Page

About the Trust

Additional Information about the Trust’s Investment Policies and Risks
The Trust’s Investment Policies
Other Investment Strategies
Other Investment Restrictions

Disclosure of Portfolio Holdings

How the Trust is Managed

Organization and History

Board of Trustees and Oversight Committees

Trustees and Officers of the Trust

The Manager

Service Plan

Payments to Trust Intermediaries

Performance of the Trust

About Your Account

How To Buy Shares

How To Sell Shares

How To Exchange Shares

Dividends and Taxes
Additional Information About the Trust

Financial Information About the Trust

Report of Independent Registered Public Accounting Firm

Financial Statements

Appendix A: Description of Securities Ratings     A-1

ABOUT THE TRUST

Additional Information About the Trust’s Investment Policies and Risks

The investment objective and the principal investment policies of the Trust are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and the types of securities that the Trust’s investment manager, Centennial Asset Management Corporation, (referred to as, the “Manager”) will select for the Trust. Additional explanations are also provided about the strategies the Trust may use to try to achieve its objective.

The Trust’s Investment Policies. The composition of the Trust’s portfolio and the techniques and strategies that the Trust’s Manager uses in selecting portfolio securities will vary over time. The Trust is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

     The Trust's objective is to seek a high level of current income consistent with preservation of capital and the maintenance of liquidity. The Trust will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Trust may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, if interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Trust since the Trust does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest.

The Trust may sell securities prior to their maturity, to attempt to take advantage of short-term market variations, or because of a revised credit evaluation of the issuer or other considerations. The Trust may also do so to generate cash to satisfy redemptions of Trust shares. In such cases, the Trust may realize a capital gain or loss on the security.

Ratings of Securities - Portfolio Quality, Maturity and Diversification. Under Rule 2a-7 of the Investment Company Act of 1940 (“Investment Company Act”), the Trust uses the amortized cost method to value its portfolio securities to determine the Trust's net asset value per share. Rule 2a-7 imposes requirements for the maturity, quality and diversification of the securities which the Trust buys. The Trust may purchase only those securities that the Manager, under procedures approved by the Board of Trustees, has determined have minimal credit risk and, as such, are “eligible securities.”

■     Quality. Eligible securities are securities that have received a rating in one of the two highest short-term rating categories by a rating organization. Rating organizations are designated by the Securities and Exchange Commission (the "SEC"). Eligible securities may be “first tier” or “second tier” securities. First tier securities are those that have received a rating in the highest category for short term debt obligations by at least two rating organizations. If only one rating organization has rated the security, it must be rated in the highest category for that rating organization. U.S. government securities and securities issued by a registered money market mutual fund are also first tier securities. A second tier security is any eligible security that is not a first tier security.

     The Trust may also buy unrated securities that the Manager determines are comparable in quality to a first or second tier security by applying certain criteria established by the Board to determine its creditworthiness. These criteria require a high quality short term or long-term rating (depending on the security) from a rating organization. Unrated securities the Trust may buy include asset backed securities and securities subject to “demand features” or “guarantees.”

     The Trust may purchase a security subject to a guarantee if the guarantee is an eligible security or a first tier security. The trust may also purchase a security subject to a “conditional” demand feature if the demand feature is an eligible security and the Manager has decided that the conditional demand feature meets the requirements imposed by Rule 2a-7.

If a security's rating is downgraded, the Manager or the Board of Trustees may have to reassess the security's credit risk. If a security is downgraded, the Manager or the Board of Trustees will promptly reassess whether the security continues to present minimal credit risk, reassess the status of the security as an “eligible security,” and take such actions as is appropriate. If the Trust disposes of the security within five days of the Manager learning of the downgrade, the Manager will provide the Board of Trustees with subsequent notice of such downgrade. If a security is in default, or ceases to be an eligible security, or is determined no longer to present minimal credit risks, the Board of Trustees must determine whether it would be in the best interests of the Trust to dispose of the security.

■     Diversification. As discussed in the Trust’s prospectus, due to the pending redemption of shares by the final remaining shareholder, the Trust’s assets may be invested in shares of Oppenheimer Institutional Money Market Fund.  During this unusual time, the Trust may not meet all of the diversification limits described in the prospectus or the Statement of Additional Information for the Trust. The Trust cannot invest more than 5% of its total assets in securities issued by one issuer other than securities issued or guaranteed by the U.S. government. The Trust also cannot invest more than 1% of its total assets or $1.0 million, whichever is greater, in second tier securities of one issuer. For diversification purposes, the Trust is considered to have purchased the security underlying a repurchase agreement if the repurchase agreement is fully collateralized. If the Trust buys an asset backed security, the issuer of the security is deemed to be the “special purpose” entity which issued the security. A special purpose entity is an entity which is organized solely for the purpose of issuing asset backed securities. If the asset backed securities issued by the special purpose entity include the obligations of another person or another special purpose entity and those obligations amount to 10% or more of the asset backed securities the Trust buys, that other person or entity is considered to be the issuer of a pro rata percentage of the asset backed security.

     The Trust may buy a security subject to a demand feature or guarantee. In this case, with respect to 75% of its total assets, the Trust may not invest more than 10% of its total assets in securities issued by or subject to demand features or guarantees issued by the same issuer. If the security demand feature or guarantee is a second tier security, the Trust may not invest more than 5% of its total assets in securities subject to demand features or guarantees from the same issuer. And, the Trust may not invest more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the same issuer. However, if the demand feature or guarantee is issued by a person who is a non-controlled person, the Trust does not have to limit its investments to no more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the same issuer.

■     Maturity. The Trust must maintain a dollar-weighted average portfolio maturity of not more than 90 days, and the maturity of any single security must not be in excess of the maximum permitted maturity under Rule 2a-7 (or any other applicable rule) which is currently 397 days from the date of purchase. The Trust also may buy adjustable and floating rate securities, enter into repurchase agreements and lend portfolio securities. Rule 2a-7 defines how the maturities of these securities are determined.

■     Demand Features and Guarantees. Demand features and guarantees and some of their uses are described in the Prospectus. The Trust also uses demand features and guarantees to satisfy the maturity, quality and diversification requirements described above. The Trust considers the person which issues the demand feature as the person to which the Trust will look for payment. An unconditional demand feature is considered a guarantee and the Trust looks to the person making the guarantee for payment of the obligation of the underlying security.

     When the Trust buys municipal securities, it may obtain a demand feature from the seller to repurchase the securities that entitles the Trust to achieve same day settlement from the repurchaser and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Another type of demand feature purchased in conjunction with a Municipal Security enables the Trust to sell the underlying security within a specified period of time at a fixed exercise price. The Trust may pay for demand features either separately in cash or by paying a higher price for the securities acquired subject to the demand features. The Trust will enter into these transactions only with banks and dealers which, in the Manager's opinion, present minimal credit risks. The Trust's purchases of demand features are subject to the provisions of Rule 2a-7 under the Investment Company Act because the Trust uses the amortized cost method to value its portfolio securities.

     The Trust's ability to exercise a demand feature or guarantee will depend on the ability of the bank or dealer to pay for the securities if the demand feature or guarantee is exercised. If the bank or dealer should default on its obligation, the Trust might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere. Demand features and guarantees are not transferable by the Trust, and therefore terminate if the Trust sells the underlying security to a third party. The Trust intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements may enable the Trust to sell a security at a pre-arranged price which may be higher than the prevailing market price at the time the demand feature or guarantee is exercised. Any considerations paid by the Trust for the demand feature (which increases the cost of the security and reduces the yield otherwise available for the security) will be reflected on the Trust's books as unrealized depreciation while the demand feature or guarantee is held, and a realized gain or loss when demand feature is exercised or expires.

     U.S. Government Securities. U.S. government securities are obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. They include Treasury Bills (which mature within one year of the date they are issued) and Treasury Notes and Bonds (which are issued with longer maturities). All Treasury securities are backed by the full faith and credit of the United States.

     U.S. government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority and the District of Columbia Armory Board.

Securities issued or guaranteed by U.S. government agencies and instrumentalities are not always backed by the full faith and credit of the United States. Some, such as securities issued by the Federal National Mortgage Association (“Fannie Mae”), are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the purchaser must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Trust will invest in U.S. government securities of such agencies and instrumentalities only when the Manager is satisfied that the credit risk with respect to such instrumentality is minimal and that the security is an Eligible Security.

     Repurchase Agreements. In a repurchase transaction, the Trust acquires a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. An “approved vendor” may be a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion, or a broker-dealer with a net capital of $50 million which has been designated a primary dealer in government securities. They must meet credit requirements set by the Manager from time to time.

     The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. The Trust will not enter into a repurchase agreement that will cause more than 10% of its net assets to be subject to repurchase agreements maturing in more than seven days.

      Repurchase agreements are considered “loans” under the Investment Company Act, collateralized by the underlying security. The Trust's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will monitor the vendor’s creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the vendor fails to pay the resale price on the delivery date, the Trust may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

Pursuant to an Exemptive Order issued by the SEC, the Trust, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

■     Floating Rate/Variable Rate Obligations. The Trust may invest in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard. The rate on the investment is adjusted automatically each time the market rate is adjusted. The interest rate on a variable rate obligation is also based on a stated prevailing market rate but is adjusted automatically at a specified interval. Some variable rate or floating rate obligations in which the Trust may invest have a demand feature entitling the holder to demand payment of an amount approximately equal to the amortized cost of the instrument or the principal amount of the instrument plus accrued interest at any time, or at specified intervals not exceeding the maximum time permitted under Rule 2a-7 (which is currently 397 days). These notes may or may not be backed by bank letters of credit.

Variable rate demand notes may include master demand notes, which are obligations that permit the Trust to invest fluctuating amounts in a note. The amount may change daily without penalty, pursuant to direct arrangements between the Trust, as the note purchaser, and the issuer of the note. The interest rates on these notes fluctuate from time to time. The issuer of this type of obligation normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the obligation plus accrued interest. The issuer must give a specified number of days' notice to the holders of those obligations. Generally, the changes in the interest rate on those securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations having the same maturity.

Because these types of obligations are direct lending arrangements between the note purchaser and issuer of the note, these instruments generally will not be traded. Generally, there is no established secondary market for these types of obligations, although they are redeemable from the issuer at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Trust's right to redeem them is dependent on the ability of the note issuer to pay principal and interest on demand. These types of obligations usually are not rated by credit rating agencies. The Trust may invest in obligations that are not rated only if the Manager determines at the time of investment that they are eligible securities. The Manager, on behalf of the Trust, will monitor the creditworthiness of the issuers of the floating and variable rate obligations in the Trust's portfolio on an ongoing basis. There is no limit on the amount of the Trust’s assets that may be invested in floating rate and variable rate obligations that meet the requirements of Rule 2a-7.

Other Investment Strategies

     ■     Illiquid and Restricted Securities. Under the policies and procedures established by the Trust's Board of Trustees and the Manager, the Manager determines the liquidity of certain of the Trust's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933.

     Illiquid securities the Trust can buy include issues that may be redeemed only by the issuer upon more than seven days notice or at maturity, repurchase agreements maturing in more than seven days, fixed time deposits subject to withdrawal penalties which mature in more than seven days, and other securities that cannot be sold freely due to legal or contractual restrictions on resale. Contractual restrictions on the resale of illiquid securities might prevent or delay their sale by the Trust at a time when such sale would be desirable.

     There are restricted securities that are not illiquid that the Trust can buy. They include certain master demand notes redeemable on demand, and short-term corporate debt instruments that are related to current transactions of the issuer and therefore are exempt from registration as commercial paper. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.

■     Loans of Portfolio Securities. To attempt to increase its income, the Trust may lend its portfolio securities to brokers, dealers and other financial institutions. These loans are limited to not more than 25% of the value of the Trust's total assets and are subject to other conditions described below. The Trust will not enter into any securities lending agreements having a maturity of greater than the maximum time permitted under Rule 2a-7. The Trust presently does not intend to lend its portfolio securities, but if it does the value of securities loaned will not exceed 5% of the value of the Trust's total assets in the coming year. There are some risks in lending securities. The Trust could experience a delay in receiving additional collateral to secure a loan, or a delay in recovering the loaned securities.

The Trust may receive collateral for a loan. Any securities received as collateral for a loan must mature in twelve months or less. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the market value of the loaned securities. The collateral must consist of cash, bank letters of credit, U.S. government securities or other cash equivalents in which the Trust is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Trust.

When it lends securities, the Trust receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan. It may also receive negotiated loan fees and the interest on the collateral securities, less any finders', custodian, administrative or other fees the Trust pays in connection with the loan. The Trust may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by its Board of Trustees.

The Trust will not lend its portfolio securities to any officer, Trustee, employee or affiliate of the Trust or its Manager. The terms of the Trust's loans must meet certain tests under the Internal Revenue Code and permit the Trust to reacquire loaned securities on five business days notice or in time to vote on any important matter.

Other Investment Restrictions

     ■     What Are “Fundamental Policies?” Fundamental policies are those policies that the Trust has adopted to govern its investments that can be changed only by the vote of a “majority” of the Trust's outstanding voting securities. Under the Investment Company Act, a “majority” vote is defined as the vote of the holders of the lesser of:

•	67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

•	more than 50% of the outstanding shares.

     The Trust’s investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are “fundamental” only if they are identified as such. The Trust’s Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Trust's most significant investment policies are described in the Prospectus.

■	Does the Trust Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Trust.

•

The Trust cannot enter into repurchase agreements maturing in more than seven days or purchase securities which are restricted as to resale or for which market quotations are not readily available, if any such investment would cause more than 10% of the Trust's assets to be invested in such securities.

•

The Trust cannot borrow money in excess of 10% of the value of its total assets, and then only as a temporary measure for extraordinary or emergency purposes; provided that the Trust will not make any investment at a time during which such borrowing exceeds 5% of the value of its assets; no assets of the Trust may be pledged, mortgaged or assigned to secure a debt.

•

The Trust cannot make loans, except through (i) the purchase of debt securities listed in the Prospectus under "Investment Objective and Policies," (ii) the purchase of such debt securities subject to repurchase agreements, or (iii) loans of securities as described under "Other Investment Strategies – Loans of Portfolio Securities," in this Statement of Additional Information.

•	The Trust cannot invest in commodities or commodity contracts or invest in interests in oil, gas or other mineral exploration or development programs.

•	The Trust cannot invest in real estate.

•	The Trust cannot purchase securities on margin or make short sales of securities.

•

The Trust cannot invest in or hold securities of any issuer if those officers and Trustees of the Trust or its advisor who beneficially own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer.

•	The Trust cannot underwrite securities of other companies.

•	The Trust cannot invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

•

The Trust cannot issue “senior securities,” but this does not prohibit certain investment activities for which assets of the Trust are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.

•

The Trust cannot invest in any debt instrument having a remaining maturity in excess of the maturity limitation in Rule 2a-7 of the Investment Company Act, as it may be amended from time to time, or any other applicable rule, unless it is a debt instrument that is (1) subject to a repurchase agreement, (2) called for redemption, or (3) purchased subject to a demand feature such that the security is due and payable within the remaining maturity limitation in Rule 2a-7.

•

The Trust cannot concentrate investment in any particular industry. Therefore the Trust will not purchase the securities of issuers in any one industry if as a result of that purchase 25% or more of the value of the Trust’s total assets would consist of securities of issuers in that industry. The Trust’s investments in U.S. government securities and bank obligations located in the United States (other than obligations of foreign branches of domestic banks and obligations issued or guaranteed by foreign banks) are not subject to this limitation.

     For the purpose of the Trust’s policy not to concentrate its investments as described above, the Trust has adopted classifications of industries and groups or related industries. These classifications are not fundamental.

Disclosure of Portfolio Holdings. The Trust has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or trustees of the Manager, Distributor, Sub-Distributor and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Trust’s investment program or enable third parties to use that information in a manner that is harmful to the Trust.

•	Public Disclosure. The Trust’s portfolio holdings are made publicly available, as of the latest month end, are posted on the Trust’s website at www.oppenheimerfunds.com at the end of the month. Therefore the Trust’s portfolio holdings are made publicly available no later than the first business day of the following month after the close of trading on the NYSE on such day which the NYSE is open. The Trust’s portfolio holdings are also made publicly available no later than 60 days after the close of each of the Trust’s fiscal quarters in its semi-annual and annual report to shareholders, or in its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC.

Until publicly disclosed the Trust’s portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing the Trust’s shareholders with information about their Trust’s investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Trust’s portfolio holdings information could attempt to use that information to trade ahead of or against the Trust, which could negatively affect the prices the Trust is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Trust’s behalf.

     The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit, nor accept any compensation or other consideration (including any agreement to maintain assets in the Trust or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure the Trust’s non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Trust’s Board shall not be deemed to be “compensation” or “consideration” for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Trust.

     A list of the top 20 securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

Except under special limited circumstances discussed below, month-end lists of the Trust’s complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Trust’s complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

•	The third-party recipient must first submit a request for release of Trust portfolio holdings, explaining the business reason for the request;

•	Senior officers (a Senior Vice President or above) in the Manager’s Portfolio and Legal departments must approve the completed request for release of Trust portfolio holdings; and

•

The third-party recipient must sign the Manager’s portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Trust’s holdings confidential and agreeing not to trade directly or indirectly based on the information.

The Trust’s complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Trust’s Board, or as an employee, officer and/or director of the Manager, Distributor, Sub-Distributor or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

•	Employees of the Trust’s Manager, Sub-Distributor, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),

•	The Trust’s independent registered public accounting firm,

•	Members of the Trust’s Board and the Board’s legal counsel,

•	The Trust’s custodian bank,

•	A proxy voting service designated by the Trust and its Board,

•	Rating/ranking organizations (such as Lipper and Morningstar),

•	Portfolio pricing services retained by the Manager to provide portfolio security prices, and

•	Dealers, to obtain bids (price quotations if securities are not priced by the Trust’s regular pricing services).

Portfolio holdings information of the Trust may be provided, under limited circumstances, to brokers and/or dealers with whom the Trust trades and/or entities that provide investment coverage and/or analytical information regarding the Trust’s portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the Trust, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the Manager to facilitate a particular trade or the portfolio manager’s investment process for the Trust. Any third party receiving such information must first sign the Manager’s portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager’s Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

•	Brokers and dealers in connection with portfolio transactions (purchases and sales)

•	Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Trust are not priced by the Trust’s regular pricing services)

•	Dealers to obtain price quotations where the Trust is not identified as the owner

Portfolio holdings information (which may include information on the Trust’s entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

•

Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Trust may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,

•

Response to regulatory requests for information (the SEC, Financial Industry Regulatory Authority (“FINRA”), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),

•	To potential sub-advisers of portfolios (pursuant to confidentiality agreements),

•	To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),

•	Investment bankers in connection with merger discussions (pursuant to confidentiality agreements)

     Portfolio managers and analysts may, subject to the Manager’s policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Trust shares or their financial intermediary representatives.

The Trust’s shareholders may, under unusual circumstances (such as a lack of liquidity in the Trust’s portfolio to meet redemptions), receive redemption proceeds of their Trust shares paid as pro rata shares of securities held in the Trust’s portfolio. In such circumstances, disclosure of the Trust’s portfolio holdings may be made to such shareholders.

Any permitted release of non-public portfolio holdings information must be in accordance with the Trust’s then-current policy on approved methods for communicating confidential information, including but not limited to the Trust’s policy as to use of secure e-mail technology.

The Chief Compliance Officer of the Trust and the Manager, Sub-Distributor, Distributor, and Transfer Agent (the “CCO”) shall oversee the compliance by the Manager, Sub-Distributor, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Trust’s Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Trust has been made during the preceding year pursuant to these policies. The CCO shall report to the Trust’s Board any material violation of these policies and procedures and shall make recommendations to the Board~~s~~ as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedure.

The Manager and/or the Trust have entered into ongoing arrangements to make available information about the Trust’s portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Sundal Collier	Fox-Pitt, Kelton, Inc.	Neue Zürcher Bank
Alforma Capital Markets	Fraser Mackenzie	Nomura Securities International, Inc.
Altrushare	Friedman, Billings, Ramsey	Numis Securities Inc.
Altus Investment Management	FTN Equity Capital Markets Corporation	Oddo Securities
American Technology Research	Garp Research & Securities	Omgeo LLC
Auerbach Grayson & Company	George K. Baum & Company	Oppenheimer & Co., Inc.
Banc of America Securities	GMP Securities L.P.	Pacific Crest
Barclays Capital	Goldman Sachs & Company	Paradigm Capital
Barnard Jacobs Mellet	Good Morning Securities	Petercam/JPP Eurosecurities
BB&T Capital Markets	Goodbody Stockbrokers	Piper Jaffray Company
Belle Haven Investments, Inc.	Handelsbanken Markets Securities	Prager Sealy & Company
Beltone Financial	Helvea Inc.	R. Seelaus & Co., Inc.
Bergen Capital	Hewitt	Ramirez & Company
Bloomberg	HJ Sims & Co., Inc.	Raymond James & Associates, Inc.
BMO Capital Markets	Howard Weil	RBC Capital Markets
BNP Paribas	HSBC Securities	RBC Dain Rauscher
Brean Murray Carret & Company	Hyundai Securities America, Inc.	Redburn Partners
Brown Brothers Harriman & Company	ICICI Securities Inc.	Renaissance Capital
Buckingham Research Group	Interactive Data	RiskMetrics Group
Cabrera Capital	Intermonte	Robert W. Baird & Company
Callan Associates	Janco Partners	Rocaton
Cambridge Associates	Janney Montgomery Scott LLC	Rogers Casey
Canaccord Adams, Inc.	Jefferies & Company	Roosevelt & Cross
Caris & Company	Jennings Capital Inc.	Royal Bank of Scotland
Carnegie	Jesup & Lamont Securities	Russell/Mellon
Cazenove	JMP Securities	RV Kuhns
Cheuvreux	Johnson Rice & Company	Sal Oppenheim
Citigroup	JPMorgan Chase	Salman Partners
Cleveland Research Company	Kaupthing Securities Inc.	Samsung Securities
CLSA	Keefe, Bruyette & Woods, Inc.	Sandler Morris Harris Group
Cogent	Keijser Securities N.V.	Sandler O'Neill & Partners
Collins Stewart	Kempen & Co. USA Inc.	Sanford C. Bernstein & Company, LLC
Commerzbank	Kepler Capital Markets	Santander Securities
Contrarian Capital Management, LLC	KeyBanc Capital Markets	Scotia Capital
Cormark Securities	KPMG LLP	Seattle-Northwest Securities
Cowen & Company	Kotak Mahindra Inc	Sidoti & Company LLC
Craig-Hallum Capital Group LLC	Lazard Capital	Siebert Brandford Shank & Company
Credit Suisse	LCG Associates	Simmons & Company
Crew & Associates	Lebenthal & Company	Societe Generale
D.A. Davidson & Company	Leerink Swann	Standard & Poor's
Dahlman Rose & Company	Lipper	Sterne Agee
Daiwa Securities	Loop Capital Markets	Stifel, Nicolaus & Company
Davy	Macquarie Securities	Stone & Youngberg
DeMarche	MainFirst Bank AG	SunGard
DEPFA First Albany Corporation	MassMutual	Suntrust Robinson Humphrey
Desjardins Securities	Mediobanca Securities USA LLC	SWS Group, Inc.
Deutsche Bank	Merrill Lynch & Company, Inc.	Thomas Weisel Partners
Dougherty and Company LLC	Merrion Stockbrokers Ltd	ThomsonReuters LLC
Dowling Partners	Mesirow Financial	Troika Dialog
Dresdner Kleinwort	MF Global Securities	UBS
Duncan Williams	Mitsubishi Financial Securities	UOB Kay Hian (U.S.) Inc.
Dundee Securities	Mizuho Securities USA	Vining & Sparks
DZ Financial Markets	ML Stern	Vontobel Securities Ltd
Edelweiss Securities Ltd.	Morgan Keegan	Wachovia Securities Corporation
Emmet & Co., Inc.	Morgan Stanley	Watson Wyatt
Empirical Research	MorningStar	Wedbush Morgan Securities
Enskilda Securities	Motil Oswal Securities	Weeden & Company
Evaluation Associates	MSCI Barra	West LB
Exane	M&T Securities	WH Mell & Associates
FactSet Research Systems	Murphy & Durieu	William Blair & Company
Fidelity Capital Markets	National Bank Financial	Wilshire
FBR Capital Markets & Co.	Natixis Bleichroeder Inc.	Winchester Capital Partners, LLC
First Miami Securities	Ned Davis Research Group	Ziegler Capital Markets Group
Fortis Securities	Needham & Company

How the Trust is Managed

Organization and History. The Trust is an open-end, diversified management investment company organized as a Massachusetts business trust in 1982, with an unlimited number of authorized shares of beneficial interest.

■     Classes of Shares. The Trust has a single class of shares of stock. While that class has no designation, it is deemed to be the equivalent of Class A for purposes of the shareholder account policies that apply to Class A shares of the Oppenheimer funds.

Shares of the Trust are freely transferable. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders. There are no preemptive or conversion rights and shares participate equally in the assets of the Trust upon liquidation.

■     Meetings of Shareholders. As a Massachusetts business trust, the Trust is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Trust to remove a Trustee or to take other action described in the Trust’s Declaration of Trust.

     The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Trust’s shareholder list available to the applicants or mail their communication to all other shareholders at the applicants’ expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Trust valued at $25,000 or more or constituting at least 1% of the Trust’s outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

■     Shareholder and Trustee Liability. The Trust’s Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Trust’s obligations. It also provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Trust shall assume the defense of any claim made against a shareholder for any act or obligation of the Trust and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Trust) to be held personally liable as a “partner” under certain circumstances. However, the risk that a Trust shareholder will incur financial loss from being held liable as a “partner ” of the Trust is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

     The Trust’s contractual arrangements state that any person doing business with the Trust (and each shareholder of the Trust) agrees under its Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand that may arise out of any dealings with the Trust and that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Trust is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Trust’s activities, review its performance, and review the actions of the Manager.

     The Audit Committee held 5 meetings during the Trust's fiscal year ended June 30, 2009. The Review Committee held 4 meetings during the Trust's fiscal year ended June 30, 2009. The Governance Committee held 3 meetings during the Trust's fiscal year ended June 30, 2009.

The Board of Trustees has an Audit Committee, a Review Committee and a Governance Committee. Each committee is comprised solely of Trustees who are not “interested persons” under the Investment Company Act (the “Independent Trustees”). The members of the Audit Committee are George C. Bowen (Chairman), Edward L. Cameron, Robert J. Malone and F. William Marshall, Jr. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund’s independent registered public accounting firm (also referred to as the “independent Auditors”). Other main functions of the Audit Committee, outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Trust’s independent Auditors regarding the Trust’s internal accounting procedures and controls; (iii) reviewing reports from the Manager’s Internal Audit Department; (iv) reviewing certain reports from and meet periodically with the Trust’s Chief Compliance Officer; (v) maintaining a separate line of communication between the Trust’s independent Auditors and the Independent Trustees; (vi) reviewing the independence of the Trust’s independent Auditors; (vii) pre-approving the provision of any audit or non-audit services by the Trust’s independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Trust, the Manager and certain affiliates of the Manager.

The Review Committee is comprised solely of Independent Trustees. The members of the Review Committee are Sam Freedman (Chairman), Jon S. Fossel, Richard F. Grabish, and Beverly L. Hamilton. Among other duties, as set forth in the Review Committee’s Charter, the Review Committee reports and makes recommendations to the Board concerning the fees paid to the Trust’s transfer agent and the Manager and the services provided to the Trust by the transfer agent and the Manager. The Review Committee also reviews the Trust’s investment performance as well as the policies and procedures adopted by the Trust to comply with the Investment Company Act and other applicable law.

The Governance Committee is comprised solely of Independent Trustees. The members of the Governance Committee are, Robert J. Malone (Chairman), William Armstrong, Edward L. Cameron, Beverly L. Hamilton and F. William Marshall, Jr. The Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance Committee reviews and oversees the Trust’s governance guidelines, the adequacy of the Trust’s Codes of Ethics and the nomination of Trustees, including Independent Trustees. The Governance Committee has adopted a process for shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee’s consideration by mailing such information to the Governance Committee in care of the Trust. The Governance Committee may consider such persons at such time as it meets to consider possible nominees. The Governance Committee, however, reserves sole discretion to determine which candidates for Trustees and Independent Trustees it will recommend to the Board and/or shareholders and it may identify candidates other than those submitted by Shareholders. The Governance Committee may, but need not, consider the advice and recommendation of the Manager and/or its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit their correspondence electronically at www.oppenheimerfunds.com under the caption “contact us” or by mail to the Trust at the address below.

Trustees and Officers of the Trust. Except for Mr. Murphy, each of the Trustees is an Independent Trustee. All of the Trustees are also trustees or directors of the following Oppenheimer/Centennial funds (referred to as (Denver Board Funds”), except for Mr. Grabish who serves as a Trustee for only the following funds: Centennial Government Trust, Centennial Money Market Trust, Oppenheimer Core Bond Fund, Oppenheimer Limited-Term Government Fund, Panorama Series Fund, Inc., Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Master Event-Linked Bond Fund, LLC and Oppenheimer Master Loan Fund, LLC:

Oppenheimer Capital Income Fund	Oppenheimer Principal Protected Trust
Oppenheimer Cash Reserves	Oppenheimer Principal Protected Trust II
Oppenheimer Champion Income Fund	Oppenheimer Principal Protected Trust III
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Strategic Income Fund
Oppenheimer Integrity Funds	Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund	Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Master Event-Linked Bond Fund, LLC	Centennial Government Trust
Oppenheimer Master Loan Fund, LLC	Centennial Money Market Trust
Oppenheimer Municipal Fund
Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Present or former officers, directors, trustees and employees (and their immediate family members) of the Trust, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Trust and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Trust, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

Messrs. Edwards, Legg, Murphy, Petersen, Vandehey, Wixted and Zack and Mss. Wolf, Bullington, Bloomberg, Ives and Ruffle, who are officers of the Trust, hold the same offices with one or more of the other Board II Funds. As of October 6, 2009 the Trustees and officers of the Trust, as a group, owned of record or beneficially less than 1% of the shares of the Trust. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Board II Funds. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager, Distributor or the Sub-Distributor, or of any entity directly or indirectly controlling, controlled by or under common control with the Manager, Distributor or the Sub-Distributor of the Board II Funds.

Biographical Information. The Trustees and officers, their positions with the Trust, length of service in such position(s), and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee’s beneficial share ownership in the Trust and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds (“Supervised Funds”). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Independent Trustees
Name, Position(s) Held with the Trust, Length of Service, Age	Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Trust	Aggregate Dollar Range of Shares Beneficially Owned in all Supervised Funds
As of December 31, 2008
William L. Armstrong, Chairman of the Board since 2003, Trustee since 2000 Age: 72

President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 38 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
George C. Bowen, Trustee since 1998 Age: 72

Assistant Secretary and Director of the Manager (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with OppenheimerFunds, Inc. and with subsidiary or affiliated companies of OppenheimerFunds, Inc. (September 1987-April 1999). Oversees 38 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Edward L. Cameron, Trustee since 2000 Age: 71

Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Jon S. Fossel, Trustee since 1990 Age: 67

Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company), Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Sam Freedman, Trustee since 1996 Age: 68

Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with OppenheimerFunds, Inc. and with subsidiary or affiliated companies of OppenheimerFunds, Inc. (until October 1994). Oversees 3 8 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Richard F. Grabish, Trustee since 2001 Age: 61

Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 16 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Beverly L. Hamilton, Trustee since 2002 Age: 63

Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Robert J. Malone, Trustee since 2002 Age: 65

Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 38 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
F. William Marshall, Jr., Trustee since 2002 Age: 67

Trustee Emeritas of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994 -2008);; Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex.*

		None	Over $100,000

*     Includes two open-end investment companies: MassMutual Select Funds and MML Series Investment Fund. In accordance with the instructions for SEC Form N-1A, for purposes of this section only, MassMutual Select Funds and MML Series Investment Fund are included in the “Fund Complex.” The Manager does not consider MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds’ “Fund Complex” as that term may be otherwise interpreted.

2

Mr. Murphy is an “Interested Trustee” because he is affiliated with the Manager and OppenheimerFunds, Inc. by virtue of his positions as an officer and director of the Manager and OppenheimerFunds, Inc., and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an officer for an indefinite term, until his resignation, death or removal. Mr. Murphy was elected as a Trustee of the Trust with the understanding that in the event he ceases to be the Chief Executive Officer of the OppenheimerFunds, Inc. he will resign as a Trustee of the Trust and the other Denver Board Funds (defined above) for which he is a director or trustee.

Interested Trustee and Officer
Name, Position(s) Held with the Trust, Length of Service, Age	Principal Occupation(s) During Past 5 Years / Other Trusteeships/Directorships Held by Trustee / Number of Portfolios in Fund Complex Currently Overseen by Trustee	Dollar Range of Shares Beneficially Owned in the Trust	Aggregate Dollar Range of Shares Beneficially Owned in All Supervised Funds
As of December 31, 2008
John V. Murphy, Trustee since 2003 and President and Principal Executive Officer since 2001 Age: 60

Chairman and Director of OppenheimerFunds, Inc. (since June 2001); Chief Executive Officer of OppenheimerFunds, Inc. (June 2001-December 2008); President of OppenheimerFunds, Inc. (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of OppenheimerFunds, Inc.) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of OppenheimerFunds, Inc.) November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of OppenheimerFunds, Inc.) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by OppenheimerFunds, Inc.) (since July 2001); Director of the following investment advisory subsidiaries of OppenheimerFunds, Inc.: the Manager, OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Vice Chairman of the Investment Company's Institute's Board of Governors (since October 2009) Chairman (October 2007-September 2009) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 98 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

     The addresses of the officers in the chart below is as follows: Edwards and Zack and Mss. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Legg, Petersen, Vandehey and Wixted and Mss. Wolf, Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an indefinite term, which would end: (a) upon the request of the Board, (b) if he or she is no longer an officer of the Manager., (c) if a material change in his or her duties occurs that are inconsistent with a position as officer the Fund, or (d) upon his or her resignation, retirement, or death.

Other Officers of the Trust
Name, Position(s) Held with the Trust, Length of Service, Age	Principal Occupation(s) During Past 5 Years
Carol E. Wolf, Senior Vice President and Portfolio Manager since 1990 Age: 57

Senior Vice President of OppenheimerFunds, Inc. (since June 2000) and of Harborview Asset Management Corporation (since June 2003); Vice President of the Manager (since August 2004), an officer of 9 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer since 2004 Age: 59

Senior Vice President and Chief Compliance Officer of OppenheimerFunds, Inc. (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., and Shareholder Services, Inc. (since March 2004); Vice President of the Manager, OppenheimerFunds Distributor, Inc., and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of OppenheimerFunds, Inc. (1997-February 2004). An officer of 98 portfolios in the Oppenheimer funds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer since 1999 Age: 50

Senior Vice President and Treasurer of OppenheimerFunds, Inc. (since March 1999); Treasurer of the following: Shareholder Services, Inc., HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of OppenheimerFunds, Inc.) (since May 2000); Assistant Treasurer of OAC (since March 1999); and Assistant Treasurer of the Manager and Distributor (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 98 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer since 1999 Age: 39

Vice President of OppenheimerFunds, Inc. (since February 2007); Assistant Vice President (August 2002-February 2007); Manager/Financial Product Accounting of OppenheimerFunds, Inc. (November 1998-July 2002). An officer of 98 portfolios in the OppenheimerFunds complex.

Stephanie Bullington, Assistant Treasurer since 2008 Age: 32

Assistant Vice President of OppenheimerFunds, Inc. (since October 2005); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield & Son Limited (Butterfield) (February 2004-June 2005); Fund Accounting Officer of Butterfield Fund Services (Bermuda) Limited (September 2003-February 2004). An officer of 98 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary since 2001 Age: 61

Executive Vice President (since January 2004) and General Counsel (since March 2002) of OppenheimerFunds, Inc.; General Counsel of the Manager and Distributor (since December 2001); General Counsel and Director of OppenheimerFunds Distributor, Inc. (since December 2001); Senior Vice President, General Counsel and Director of the Transfer Agent, Shareholder Financial Services, Inc., OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 98 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary since 2001 Age: 41

Vice President (since May 2004) and Deputy General Counsel (since May 2008) of OppenheimerFunds, Inc.; Associate Counsel (May 2004-May 2008) of OppenheimerFunds Inc.; First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc. An officer of 98 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary since 2001 Age: 44

Senior Vice President (since May 2009, Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003);Vice President (since 1999 ) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of the Manager (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Vice President of OppenheimerFunds, Inc. (June 1998-May 2009); Senior Counsel of OppenheimerFunds, Inc. (October 2003-May 2008). An officer of 98 portfolios in the OppenheimerFunds complex.

Taylor V. Edwards, Assistant Secretary since 2008 Age: 42

Vice President (since February 2007) and Associate Counsel (since May 2009) of OppenheimerFunds, Inc.; Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of OppenheimerFunds, Inc.; Formerly an Associate at Dechert LLP (September 2000-December 2005). An officer of 98 portfolios in the OppenheimerFunds complex.

Randy G. Legg, Assistant Secretary since 2008 Age: 44

Vice President (since June 2005) and Associate Counsel (since January 2007) of OppenheimerFunds, Inc.; Assistant Vice President (February 2004-June 2005) and Assistant Counsel (February 2004-January 2007) of OppenheimerFunds, Inc. An officer of 98 portfolios in the OppenheimerFunds complex.

Adrienne M. Ruffle, Assistant Secretary since 2008 Age: 32

Vice President (since February 2007) and Assistant Counsel (since February 2005) of OppenheimerFunds, Inc.; Assistant Vice President of OppenheimerFunds, Inc. (February 2005-February 2007); Associate (September 2002-February 2005) at Sidley Austin LLP. An officer of 98 portfolios in the OppenheimerFunds complex.

Remuneration of the Officers and Trustees. The officers and the interested Trustee of the Trust, who are affiliated with the Manager, receive no salary or fee from the Trust. The Independent Trustees and Mr. Grabish received the compensation shown below from the Trust for serving as a Trustee and member of a committee (if applicable), with respect to the Trust’s fiscal year ended June 30, 2009. The total compensation, including accrued retirement benefits, from the Trust and fund complex represents compensation received for serving as a Trustee and member of a committee (if applicable) of the Boards of the Trust and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2008.

Trustee Name and Other Position(s) (as applicable)	Aggregate Compensation From the Trust (1) Fiscal Year Ended June 30, 200 9	Total Compensation From the Trust and Fund Complex(2) Year ended December 31, 2008
William L. Armstrong Chairman of the Board and Governance Committee Member	$1,795	$261,000
George C. Bowen Audit Committee Chairman	$1,436	$208,800
Edward L. Cameron Audit Committee Member and Governance Committee Member	$1,196	$174,000
Jon S. Fossel Review Committee Member	$1,157	$174,000
Sam Freedman Review Committee Chairman	$1,376	$200,100
Richard Grabish(3) Review Committee Member	$1,196	$39,266
Beverly L. Hamilton Review Committee Member and Governance Committee Member	$1,137(4)	$165,300
Robert J. Malone Governance Committee Chairman and Audit Committee Member	$1,376	$200,100
F. William Marshall, Jr. Audit Committee Member and Governance Committee Member	$1,196	$297,750(5)

1.	“Aggregate Compensation from the Trust” includes fees and deferred compensation, if any.

2.

In accordance with SEC regulations, for purposes of this section only, “Fund Complex” includes the Oppenheimer funds, the Mass Mutual Institutional Funds, the MassMutual Select Funds and the MML Series Investment Fund, the investment adviser for which is the indirect parent company of OppenheimerFunds Inc. OppenheimerFunds, Inc. also serves as the Sub-Advisor to the following: MassMutual Premier International Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier Capital Appreciation Fund, and MassMutual Premier Global Fund. OppenheimerFunds, Inc. does not consider MassMutual Institutional Funds, MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds’ “Fund Complex” as that term may be otherwise interpreted.

3.

Mr. Grabish serves as Trustee for only the following funds: Centennial Government Trust, Centennial Money Market Trust, Oppenheimer Core Bond Fund, Oppenheimer Limited Term Government Fund, Panorama Series Fund, Inc., Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Master Event-Linked Bond Fund, LLC and Oppenheimer Master Loan Fund, LLC.

4.	Includes $1,137 deferred by Ms. Hamilton under the "Compensation Deferral Plan" described below.

5.	Includes $123,750 compensation paid to Mr. Marshall for serving as a Trustee for MassMutual Select Funds and MML Series Investment Fund.

■     Compensation Deferral Plan for Trustees. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Trust. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under this plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

     Deferral of the Trustees’ fees under this plan will not materially affect the Trust's assets, liabilities or net income per share. This plan will not obligate the Trust to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, the Trust may invest in the funds selected by any Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustees’ deferred compensation account.

     ■     Major Shareholders. As of October 12, 2009 the only person who owned of record or was known by the Trust to own beneficially 5% or more of the Trust's outstanding shares was Wells Fargo Advisors, for the Sole Benefit of its Customers, Attn. Money Fund Dept., 1 North Jefferson Avenue, St. Louis, Missouri 63103, which owned 145,802,202.290 shares of the Trust which was 100% of the outstanding shares of the Trust on that date, for accounts of its customers none of whom individually owned more than 5% of the outstanding shares.

The Manager. The Manager, Centennial Asset Management Corporation, is wholly-owned by OppenheimerFunds, Inc., which is a wholly-owned subsidiary of Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

     The portfolio managers of the Trust are principally responsible for the day-to-day management of the Trust’s investment portfolio. Other members of the Manager’s fixed-income portfolio department, particularly security analysts, traders and other portfolio managers, have broad experience with fixed-income securities. They provide the Trust’s portfolio managers with research and support in managing the Trust’s investments.

■

Code of Ethics. The Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, have access to information that could permit them to compete with or take advantage of the Trust's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Trust and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Trust, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager. The Trust does not have a Code of Ethics since it is a money market fund.

      The Code of Ethics is an exhibit to the Trust’s registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.551.8090. The Code of Ethics can also be viewed as part of the Trust’s registration statement on the SEC’s EDGAR database at the SEC’s Internet website at www.sec.gov . Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov. , or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

■

The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Trust under an investment advisory agreement between the Manager and the Trust. The Manager selects securities for the Trust’s portfolio and handles its day-to-day business. The agreement requires the Manager, at its expense, to provide the Trust with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Trust. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Trust.

The Trust pays expenses not expressly assumed by the Manager under the investment advisory agreement. The investment advisory agreement lists examples of expenses paid by the Trust. The major categories relate to interest, taxes, fees to unaffiliated Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Trust to the Manager are calculated at the rates described in the Prospectus. The management fees paid by the Trust to the Manager during its last three fiscal years were:

Fiscal Year ending 6/30	Management Fee Paid to Centennial Asset Management Corporation
2007	$5,291,003
2008	$4,962,261
2009	$1,229,546

The investment advisory agreement provides that the Manager shall not be liable for any loss sustained by reason of the adoption of an investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, provided that nothing in the agreement shall be construed to protect the Manager against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

Pending Litigation. During 2009, a number of complaints have been filed in federal courts against the parent of the Manager, the sub-Distributor, and certain other affiliated mutual funds ("Defendant Funds") advised by the parent company of the Manager and distributed by the sub-Distributor. The complaints naming the Defendant Funds also name certain officers and directors and former directors of the respective Defendant Funds. The plaintiffs are seeking class action status on behalf of those who purchased shares of the respective Defendant Funds during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws to the effect that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.

     A complaint brought in state court against the parent of the Manager, the sub-Distributor and another subsidiary of the parent of the Manager (but not against the Trust), on behalf of the Oregon College Savings Plan Trust alleges a variety of claims, including breach of contract, breach of fiduciary duty, negligence and violation of state securities laws. Plaintiffs seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the parent of the Manager, against the parent of the Manager and certain of its affiliates, regarding the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff"). Those lawsuits, in 2008 and 2009, allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the sub-Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any trusts or accounts managed by Madoff.

The parent company of the Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds' Boards of Directors have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual independent Directors named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the parent of the Manager believes that these suits should not impair the ability of the Manager, its parent company, the Distributor or the sub-Distributor to perform their respective duties to the Trust, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

Portfolio Managers. The Trust’s portfolio is managed by Carol E. Wolf (referred to as “Portfolio Manager”). She is the person who is responsible for the day-to-day management of the Trust’s investments.

■     Other Accounts Managed. In addition to managing the Trust’s investment portfolio, Ms. Wolf also manages other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by Ms. Wolf as of June 30, 2009 . No account has a performance-based advisory fee:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[2]
Carol E. Wolf	6	$16,239	2	$802	0	0

               1. In millions.

2. Does not include personal account of portfolio managers and their families, which are subject to the Code of Ethics.

As indicated above, the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Trust. That may occur whether the investment strategies of the other fund or account are the same as, or different from, the Trust’s investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the Trust and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Trust. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Trust, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager’s fiduciary obligations to treat all of its clients, including the Trust, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Trust’s Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Trust, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

■     Compensation of the Portfolio Managers. The Trust’s Portfolio Managers are employed and compensated by the Manager, not the Trust. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their shareholders. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of June 30, 2009 the Portfolio Managers’ compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager’s holding company parent. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.

To help the Manager attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The benchmark with respect to the Trust is the iMoneyNet Retail Government & Agencies Money Market Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the Trust’s portfolio assets, although the Trust’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Trust and other funds and accounts managed by the Portfolio Managers. The compensation structure of the other funds and accounts managed by the Portfolio Managers is the same as the compensation structure of the Trust, described above.

 Ownership of Trust Shares. As of June 30, 2009 the Portfolio Manager did not beneficially own any shares of the Trust.

■

The Distributor. Under its General Distributor's Agreement with the Trust, Centennial Asset Management Corporation acts as the Trust's principal underwriter and Distributor in the continuous public offering of the Trust's shares. The Distributor is not obligated to sell a specific number of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. For other distribution expenses paid by the Trust, see the section entitled “Service Plan” below. The Trust’s Sub-Distributor is OppenheimerFunds Distributor, Inc.

Portfolio Transactions. Portfolio decisions are based upon recommendations and judgment of the Manager subject to the overall authority of the Board of Trustees. Most purchases made by the Trust are principal transactions at net prices, so the Trust incurs little or no brokerage costs. The Trust deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices.

The Trust seeks to obtain prompt execution of orders at the most favorable net price. If broker/dealers are used for portfolio transactions, transactions may be directed to broker/dealers for their execution and research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received for the commissions of those other accounts may be useful both to the Trust and one or more of such other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. It may include information and analyses on particular companies and industries as well as market or economic trends and portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager obtain market information for the valuation of securities held in the Trust's portfolio or being considered for purchase. No portfolio transactions will be handled by any securities dealer affiliated with the Manager.

The Trust may experience high portfolio turnover that may increase the Trust’s transaction costs. However, since brokerage commissions, if any, are small, high turnover does not have an appreciable adverse effect upon the income of the Trust.

Service Plan

The Trust has adopted a Service Plan for the shares. The plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan.

     Under the plan, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Trust, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Trust’s shares. These payments, some of which may be referred to as “revenue sharing,” may relate to the Fund’s inclusion on a financial intermediary’s preferred list of funds offered to its clients.

     Unless the plan is terminated as described below, the plan continues in effect from year to year but only if the Trust’s Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. The plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the Investment Company Act) of the outstanding shares of the Trust.

     The Board of Trustees and the Independent Trustees must approve all material amendments to the plan. An amendment to increase materially the amount of payments to be made under the plan must be approved by shareholders of the class affected by the amendment. The approval must be by a majority of the shares.

     While the plan is in effect, the Treasurer of the Trust shall provide separate written reports on the plan to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under the plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

     The plan states that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

     Under the plan, no payment will be made to any recipient in any period in which the aggregate net asset value of all Trust shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plan.

     ■     Service Plan Fees. Under the service plan, the Distributor currently uses the fees it receives from the Trust to pay brokers, dealers and other financial institutions (referred to as “recipients”) for personal services and account maintenance services they provide for their customers who hold shares. The services include, among others, answering customer inquiries about the Trust, assisting in establishing and maintaining accounts in the Trust, making the Trust’s investment plans available and providing other services at the request of the Trust or the Distributor. The service plan permits reimbursements to the Distributor at a rate of up to 0.20% of average annual net assets of the shares. The Distributor makes payments to plan recipients periodically depending on asset size at an annual rate not to exceed 0.20% of the average annual net assets consisting of shares held in the accounts of the recipients or their customers.

     For the fiscal year ended June 30, 2009 payments under the plan totaled $169,997 all of which was paid by the Distributor to recipients. Any unreimbursed expenses the Distributor incurs with respect to the shares in any fiscal quarter cannot be recovered in subsequent quarters. The Distributor may not use payments received under the plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

For the fiscal year ended June 30, 2009, the Manager paid, in the aggregate, $1,875,143 in fees out of its own resources for distribution assistance to A.G. Edwards & Sons, Inc. Those distribution assistance payments were paid based on annual rates applied to the average net asset value during the calendar quarter of qualified assets of the Centennial funds.

Payments to Trust Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Trust in the form of 12b-1 plan payments as described in the preceding section of this Statement of Additional Information. Additionally, the Manager, the Distributor and/or the Sub-Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Trust and other Oppenheimer or Centennial funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Trust, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager, Distributor or Sub-Distributor. The payments to intermediaries vary by the types of product sold, the features of the Trust and the role played by the intermediary.

Possible types of payments to financial intermediaries include, without limitation, those discussed below.

•	Payments made by the Trust, or by an investor buying or selling shares of the Trust may include:

•

ongoing asset-based payments attributable to the share class selected, including fees payable under the Trust’s service plan adopted under Rule 12b-1 under the Investment Company Act, which are paid from the Trust’s assets (see “ Service Plan” above);

•

shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Trust as reimbursement to the Manager, Distributor or Sub-Distributor for expenses they incur on behalf of the Trust .

•

Payments made by the Manager, Distributor or Sub-Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Trust. These payments are made at the discretion of the Manager, the Distributor and/or the Sub-Distributor. These payments, often referred to as “revenue sharing” payments, may be in addition to the payments by the Trust listed above.

•

These types of payments may reflect compensation for marketing support, support provided in offering the Trust or other Oppenheimer or Centennial funds through certain trading platforms and programs, transaction processing or other services;

•

The Manager, Distributor and Sub-Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as the FINRA. Payments are made based on the guidelines established by the Manager, Distributor and Sub-Distributor, subject to applicable law.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Trust or other Oppenheimer or Centennial funds, or to support the marketing or promotional efforts of the Distributor or Sub-Distributor in offering shares of the Trust or other Oppenheimer or Centennial funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Trust. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Trust’s prospectus and this Statement of Additional Information. You should ask your financial intermediary for information about any payments it receives from the Trust, the Manager, the Distributor or the Sub-Distributor and any services it provides, as well as the fees and commissions it charges.

Although brokers or dealers that sell Trust shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Trust or other Oppenheimer or Centennial funds, a financial intermediary's sales of shares of the Trust or such other Oppenheimer or Centennial funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Trust or such funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

•	transactional support, one-time charges for setting up access for the Trust or other Oppenheimer and Centennial funds on particular trading systems, and paying the intermediary’s networking fees;

•

program support, such as expenses related to including the Oppenheimer and Centennial funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund “supermarkets”, bank or trust company products or insurance companies’ variable annuity or variable life insurance products;

•

placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary’s sales meetings, sales representatives and management representatives.

Additionally, the Manager, Distributor or Sub-Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary’s sales personnel about the Oppenheimer and Centennial funds and shareholder financial planning needs.

For the year ended December 31, 2008, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer and Centennial funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the Manager, Distributor or Sub-Distributor for marketing or program support:

1st Global Capital Company	Lincoln Benefit National Life
Advantage Capital Corporation	Lincoln Financial Advisors Corporation
Aegon USA	Lincoln Investment Planning, Inc.
Aetna Life Insurance & Annuity Company	Linsco Private Ledger Financial
AG Edwards & Sons, Inc.	Massachusetts Mutual Life Insurance Company
AIG Financial Advisors	Merrill Lynch Pierce Fenner & Smith Incorporated
AIG Life Variable Annuity Company	Merrill Lynch Insurance Group
Allianz Life Insurance Company	MetLife Investors Insurance Company
Allmerica Financial Life Insurance & Annuity Company	MetLife Investors Insurance Company - Security First
Allstate Life Insurance Company	MetLife Securities, Inc.
American General Annuity Insurance Company	Minnesota Life Insurance Company
American Enterprise Life Insurance Company	MML Investor Services, Inc.
American Portfolios Financial Services, Inc.	Mony Life Insurance Company
Ameritas Life Insurance Company	Morgan Stanley & Company, Inc.
Ameriprise Financial Services, Inc.	Multi-Financial Securities Corporation
Annuity Investors Life Insurance Company	Mutual Service Corporation
Associated Securities Corporation	NFP Securities, Inc.
AXA Advisors LLC	NRP Financial, Inc.
AXA Equitable Life Insurance Company	Nathan & Lewis Securities, Inc.
Banc of America Investment Services	National Planning Holdings, Inc.
CCO Investment Services Corporation	National Planning Corporation
Cadaret Grant & Company, Inc.	Nationwide Investment Services, Inc.
Charles Schwab & Company, Inc.	New England Securities, Inc.
Chase Investment Services Corporation	New York Life Insurance & Annuity Company
Citigroup Global Markets Inc.	Oppenheimer & Company, Inc.
CitiStreet Advisors LLC	PFS Investments, Inc.
Citizen's Bank of Rhode Island	Park Avenue Securities LLC
Columbus Life Insurance Company	Pershing LLC
Commonwealth Financial Network	Phoenix Life Insurance Company
Compass Group Investment Advisors	Plan Member Securities
CUNA Brokerage Services, Inc.	Prime Capital Services, Inc.
CUNA Mutual Insurance Society	Primevest Financial Services, Inc.
CUSO Financial Services, LLP	Protective Life Insurance Company
E*TRADE Clearing LLC	Prudential Investment Management Services LLC
Edward D. Jones & Company	Raymond James & Associates, Inc.
Essex National Securities, Inc.	Raymond James Financial Services, Inc.
Federal Kemper Life Assurance Company	RBC Dain Rauscher Inc.
Financial Network	Riversource Life Insurance Company
Financial Services Corporation	Royal Alliance Associates, Inc.
GE Financial Assurance	Securities America, Inc.
GE Life & Annuity Company	Security Benefit Life Insurance Company
Genworth Financial, Inc.	Signator Investments, Inc.
GlenBrook Life and Annuity Company	SII Investments, Inc.
Great West Life Insurance Company	Sorrento Pacific Financial LLC
GWFS Equities, Inc.	State Farm VP Management Corporation
Hartford Life Insurance Company	Sun Life Annuity Company Ltd.
HD Vest Investment Services, Inc.	Sun Life Assurance Company of Canada
Hewitt Associates LLC	Sun Life Insurance & Annuity Company of New York
HSBC Securities USA, Inc.	Sun Life Insurance Company
IFMG Securities, Inc.	Sun Trust Securities, Inc.
ING Financial Advisers LLC	Thrivent Financial Services, Inc.
ING Financial Partners, Inc.	UBS Financial Services, Inc.
Invest Financial Corporation	Union Central Life Insurance Company
Investment Centers of America	Uvest
Jefferson Pilot Life Insurance Company	Valic
Jefferson Pilot Securities Corporation	Wachovia Securities, Inc.
John Hancock Life Insurance Company	Walnut Street Securities, Inc.
JP Morgan Securities, Inc.	Waterstone Financial Group
Kemper Investors Life Insurance Company	Wells Fargo Investments
Legend Equities Company	Wescom Financial Services

For the year ended December 31, 2008, the following firms, which in some cases are broker-dealers, received payments from the Manager, Distributor or Sub-Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Company	Lincoln National Life Insurance Company
AG Edwards & Sons, Inc.	Linsco Private Ledger Financial
ACS HR Solutions	Marshall & Ilsley Trust Company, Inc.
ADP	Massachusetts Mutual Life Insurance Company
Administrative Management Group	Matrix Settlement & Clearance Services
Aetna Life Insurance & Annuity Company	Mercer HR Services
Alliance Benefit Group	Merrill Lynch Pierce Fenner & Smith Incorporated
American Diversified Distributors	Mesirow Financial, Inc.
American Funds	MetLife Securities, Inc.
American Stock & Transfer	MFS Investment Management
American United Life Insurance Company	Mid Atlantic Capital Company
Ameriprise Financial Services, Inc.	Milliman USA
Ameritrade, Inc.	Morgan Keegan & Company, Inc.
Ascensus	Morgan Stanley & Company, Inc.
AXA Equitable Life Insurance Company	Mutual of Omaha Life Insurance Company
Benefit Administration, Inc.	Nathan & Lewis Securities, Inc.
Benefit Plans Administration	National City Bank
Benetech, Inc.	National Deferred Company
Boston Financial Data Services	National Financial
Ceridian	National Planning Corporation
Charles Schwab & Company, Inc.	Nationwide Life Insurance Company
Citigroup Global Markets Inc	Newport Retirement Services, Inc.
CitiStreet	Northwest Plan Services, Inc.
City National Investments	NY Life Benefits
Clark Consulting	Oppenheimer & Co, Inc.
Columbia Management	Peoples Securities, Inc.
CPI Qualified Plan Consultants, Inc.	Pershing LLC
DA Davidson & Company	PFPC
Daily Access. Com, Inc.	Plan Administrators, Inc.
Davenport & Company, LLC	Plan Member Securities
David Lerner Associates, Inc.	Primevest Financial Services, Inc.
Digital Retirement Solutions, Inc.	Princeton Retirement Services
Diversified Investment Advisors Inc.	Principal Life Insurance Company
DR, Inc.	Prudential Investment Management Services LLC
Dyatech, LLC	PSMI Group, Inc.
E*TRADE Clearing LLC	Quads Trust Company
Edward D. Jones & Company	Raymond James & Associates, Inc.
ERISA Administrative Services, Inc.	Reliance Trust Company
ExpertPlan.com	Reliastar Life Insurance Company
FASCore, LLC	Robert W. Baird & Company
Ferris Baker Watts, Inc.	RSM McGladrey
Fidelity	Scott & Stringfellow, Inc.
First Clearing LLC	Scottrade, Inc.
First Southwest Company	SII Investments, Inc.
First Trust – Datalynx	Southwest Securities, Inc.
First Trust Corporation	Standard Insurance Company
Geller Group	Stanley, Hunt, Dupree & Rhine
Great West Life Insurance Company	Stanton Group, Inc.
H&R Block Financial Advisors, Inc.	Sterne Agee & Leach, Inc.
Hartford Life Insurance Company	Stifel Nicolaus & Company, Inc.
HD Vest Investment Services	Sun Trust Securities, Inc.
Hewitt Associates LLC	Symetra Financial Corporation
HSBC Brokerage USA, Inc.	T. Rowe Price
ICMA - RC Services	The 401k Company
Independent Plan Coordinators	The Retirement Plan Company, LLC
Ingham Group	Transamerica Retirement Services
Interactive Retirement Systems	TruSource Union Bank of CA
Intuition	UBS Financial Services, Inc.
Invesmart	Unified Fund Services
Invest Financial Corporation	Union Bank
Janney Montgomery Scott, Inc.	US Clearing Company
JJB Hillard W. L. Lyons, Inc.	USAA Investment Management Company
John Hancock Life Insurance Company	USI Consulting Group
JP Morgan Securities, Inc.	Valic Retirement Services
July Business Services	Vanguard Group
Kaufman & Goble	Wachovia Securities, Inc.
Legend Equities Company	Wedbush Morgan Securities
Lehman Brothers, Inc.	Wells Fargo Investments
Liberty Funds Distributor, Inc.	Wilmington Trust
Lincoln Investment Planning, Inc.

Performance of the Trust

Explanation of Performance Terminology. The Trust uses a variety of terms to illustrate its performance. These terms include “yield,” “compounded effective yield” and “average annual total return.” An explanation of how yields and total returns are calculated is set forth below. The charts below show the Trust’s performance as of the Trust’s most recent fiscal year end. You can obtain current performance information by calling the Trust’s Transfer Agent at 1.800.525.9310.

     The Trust’s illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. If the Trust shows total returns in addition to its yields, the returns must be for the 1-, 5- and 10-year periods ending as of the most recent calendar quarter prior to the publication of the advertisement (or its submission for publication).

     Use of standardized performance calculations enables an investor to compare the Trust’s performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Trust’s performance information as a basis for comparisons with other investments:

•

Yields and total returns measure the performance of a hypothetical account in the Trust over various periods and do not show the performance of each shareholder’s account. Your account’s performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time than the shares used in the model.

•	The Trust’s performance returns may not reflect the effect of taxes on dividends and capital gains distributions.

•	An investment in the Trust is not insured by the FDIC or any other government agency.

•	The principal value of the Trust’s shares, its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.

•	When an investor's shares are redeemed, they may be worth more or less than their original cost.

•	Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

■     Yields. The Trust's current yield is calculated for a seven-day period of time as follows. First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent.

      The compounded effective yield for a seven-day period is calculated by

(1) adding 1 to the base period return (obtained as described above),
(2) raising the sum to a power equal to 365 divided by 7, and
(3) subtracting 1 from the result.

The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. The calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on the Trust's portfolio securities which may affect dividends. Therefore, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

■     Total Return Information. There are different types of “total returns” to measure the Trust’s performance. Total return is the change in value of a hypothetical investment in the Trust over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Trust uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

•     Average Annual Total Return. The “average annual total return” of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV” in the formula) of that investment, according to the following formula:

ERV    l/n      - 1    = Average Annual Total Return
  P

•     Cumulative Total Return. The “cumulative total return” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P	= Total Return
P

Yield (7 days ended 6/30/09 )	Compounded Effective Yield (7 days ended 6/30/09 )	Average Annual Total Returns (at 6/30/09)
		1-Year	5 Years	10 Years
0.01%	0.01%	0.48%	2.65%	2.71%

      ■     Other Performance Comparisons. Yield information may be useful to investors in reviewing the Trust's performance. The Trust may make comparisons between its yield and that of other investments, by citing various indices such as The Bank Rate Monitor National Index (provided by Bank Rate Monitor™) which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposits by the 100 largest banks and thrifts in the top ten metro areas. When comparing the Trust's yield with that of other investments, investors should understand that certain other investment alternatives such as certificates of deposit, U.S. government securities, money market instruments or bank accounts may provide fixed yields and may be insured or guaranteed.

From time to time, the Trust may include in its advertisements and sales literature performance information about the Trust cited in other newspapers and periodicals, such as The New York Times, which may include performance quotations from other sources.

From time to time the Trust may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Trust and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Trust and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Trust’s advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

•	information about the performance of certain securities or commodities markets or segments of those markets,

•	information about the performance of the economies of particular countries or regions,

•	the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,

•	the availability of different types of securities or offerings of securities,

•	information relating to the gross national or gross domestic product of the United States or other countries or regions,

•	comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Trust.

About YOUR ACCOUNT

How to Buy Shares

Determination of Net Asset Value Per Share. The net asset value per share of the Trust is determined twice each day that the New York Stock Exchange (the “NYSE”) is open, at 12:00 Noon and at 4:00 p.m., on each day that the NYSE is open, by dividing the value of the Trust's net assets by the total number of shares outstanding. All references to time in this Statement of Additional Information mean “Eastern time.” The NYSE’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

     The Trust’s Board of Trustees has adopted the amortized cost method to value the Trust’s portfolio securities. Under the amortized cost method, a security is valued initially at its cost and its valuation assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into consideration any unrealized capital gains or losses on securities. While this method provides certainty in valuing securities, in certain periods the value of a security determined by amortized cost may be higher or lower than the price the Trust would receive if it sold the security.

     The Trust's Board of Trustees has established procedures reasonably designed to stabilize the Trust’s net asset value at $1.00 per share. Those procedures include a review of the valuations of the Trust’s portfolio holdings by the Board of Trustees, at intervals it deems appropriate, to determine whether the Trust’s net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost.

     The Board of Trustees receives information on the extent of any deviation between the Trust’s net asset value based upon available market quotations and amortized cost. If the Trust’s net asset value were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board of Trustees to consider what action, if any, should be taken. If they find that the extent of the deviation may cause a material dilution or other unfair effects on shareholders, the Board of Trustees will take whatever steps it considers appropriate to eliminate or reduce the dilution, including, among others, withholding or reducing dividends, paying dividends from capital or capital gains, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average maturity of the portfolio, or calculating net asset value per share by using available market quotations.

     During periods of declining interest rates, the daily yield on shares of the Trust may tend to be lower (and net investment income and dividends higher) than those of a fund holding the identical investments as the Trust but which used a method of portfolio valuation based on market prices or estimates of market prices. During periods of rising interest rates, the daily yield of the Trust would tend to be higher and its aggregate value lower than that of an identical portfolio using market price valuation.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the “Bank”) for clearance, the Bank will ask the Trust to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Trust. Checks may not be presented for payment at the offices of the Bank or the Trust's custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Trust reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time. The Fund will provide you with notice whenever it is required to do so by applicable law.

In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:

(1)	for individual accounts, represents that they are the registered owner(s) of the shares of the Trust in that account;

(2)

for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);

(3)

authorizes the Trust, its Transfer Agent and any bank through which the Trust’s drafts (checks) are payable to pay all checks drawn on the Trust account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;

(4)     specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the application, as applicable;

(5)	understands that the Checkwriting privilege may be terminated or amended at any time by the Trust and/or the Trust’s bank; and

(6)

acknowledges and agrees that neither the Trust nor its bank shall incur any liability for that amendment or termination of Checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemptions proceeds may be delayed if the Trust's custodian bank is not open for business on a day when the Trust would normally authorize the wire to be made, which is usually the Trust's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Trust is open for business. No distributions will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Distributions From Retirement Plans Requests for distributions from OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to “Trustee, OppenheimerFunds Retirement Plans,” c/o the Transfer Agent at its address listed in “How To Sell Shares” in the Prospectus or on the back cover of this Statement of Additional Information. The request must

(1)	state the reason for the distribution;

(2)	state the owner's awareness of tax penalties if the distribution is premature; and

(3)	conform to the requirements of the plan and the Trust's other redemption requirements.

     Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Trust held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Trust, the Manager, the Distributor the Sub-Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

How to Exchange Shares

As stated in the Prospectus, direct shareholders can exchange shares of the Trust for Class A shares of the same class of other eligible Trusts. You can obtain a current list showing which Trusts offer which classes of shares by calling the Distributor or Sub-Distributor at the telephone number indicated on the front cover of this Statement of Additional Information.

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed “Class A” shares for this purpose. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. You can also obtain a current list showing which funds offer which classes of shares by calling the Distributor at the telephone number indicated on the front cover of this Statement of Additional Information.

The Trust may amend, suspend or terminate the exchange privilege at any time. Although the Trust may impose those changes at any time, it will provide you with notice of the changes whenever it is required to do so by applicable law. It may be required to provide 60 days’ notice prior to materially amending or terminating the exchange privilege, except in extraordinary circumstances.

■     Telephone Exchange Requests. When exchanging shares by telephone, a direct shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investor must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

■     Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the “Redemption Date”). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Trust reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Trust, the Trust may refuse the request.

In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

The different eligible funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. The Trust, the Distributor, the Sub-Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

The Trust may amend, suspend or terminate the exchange privilege at any time. Although, the Trust may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege. That 60-day notice is not required in extraordinary circumstances.

Dividends and Taxes

Tax Status of the Trust’s Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Trust’s dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Trust and its shareholders.

     The tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Trust are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Trust.

■     Qualification as a Regulated Investment Company. The Trust has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Trust is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Trust to “pass through” its income and realized capital gains to shareholders without having to pay tax on them. This avoids a “double tax” on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Trust (unless their Trust shares are held in a retirement account or the shareholder is otherwise exempt from tax).

     The Internal Revenue Code contains a number of complex tests relating to qualification that the Trust might not meet in a particular year. If it did not qualify as a regulated investment company, the Trust would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

To qualify as a regulated investment company, the Trust must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Trust must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Trust made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Trust must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities) and certain other income including net income derived from an interest in a qualified publicly traded partnership.

     In addition to satisfying the requirements described above, the Trust must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Trust’s taxable year, at least 50% of the value of the Trust’s assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Trust must not have invested more than 5% of the value of the Trust’s total assets in securities of each such issuer and the Trust must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Trust controls and which are engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities. Trust investments in partnerships, including qualified publicly traded partnerships, may result in the Trust being subject to state, local or foreign income, franchise or withholding liabilities.

■     Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Trust must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Trust must pay an excise tax on the amounts not distributed. It is presently anticipated that the Trust will meet those requirements. To meet this requirement, in certain circumstances the Trust might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Trust not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

■     Taxation of Trust Distributions. The Trust anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

     Special provisions of the Internal Revenue Code govern the eligibility of the Trust’s dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Trust that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Trust derives from portfolio investments that the Trust has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Trust shares held for 45 days or less. To the extent the Trust’s dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction. Since it is anticipated that most of the Trust’s income will be derived from interest it receives on its investments, the Trust does not anticipate that its distributions will qualify for this deduction.

     The Trust may either retain or distribute to shareholders its net capital gain for each taxable year. The Trust currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Trust before the shareholder acquired his or her shares.

     If the Trust elects to retain its net capital gain, the Trust will be subject to tax on it at the 35% corporate tax rate. If the Trust elects to retain its net capital gain, the Trust will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Trust on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

     Investment income that may be received by the Trust from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Trust to a reduced rate of, or exemption from, taxes on such income.

     Distributions by the Trust that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder’s tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Trust must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Trust’s investment policies, they will be identified as such in notices sent to shareholders.

     Distributions by the Trust will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Trust (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Trust will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Trust that the shareholder is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Any tax withheld by the Trust is remitted by the Trust to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

■     Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Trust within 30 days before or after the redemption.

In general, any gain or loss arising from the redemption of shares of the Trust will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

■     Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (including, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person’s income from the Trust is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid (not including exempt-interest dividends paid by the Trust) from a mutual fund are not considered “effectively connected” income.

Ordinary income dividends that are paid by the Trust (and are deemed not “effectively connected income”) to foreign persons will be subject to a U.S. tax withheld by the Trust at a rate of 30%, provided the Trust obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person’s country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Trust. Any tax withheld by the Trust is remitted by the Trust to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

If the ordinary income dividends from the Trust are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Trust obtains a properly completed and signed Certificate of Foreign Status.

     If the foreign person fails to provide a certification of his/her foreign status, the Trust will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld (in this situation) by the Trust is remitted by the Trust to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

     The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Trust, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Trust. Direct shareholders of the Trust may elect to reinvest all dividends and/or capital gains distributions in Class A shares of any eligible fund listed above. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise, the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the close of business on the payable date of the dividend or distribution.

3

Additional Information About the Trust

The Distributor. The Trust’s shares are sold through dealers, brokers and other financial intermediaries and institutions that have a sales agreement with the Sub-Distributor. The Distributor and the Sub-Distributor also distribute shares of the other funds managed by the Manager or an affiliate.

The Transfer Agent. Shareholder Services, Inc., the Trust's Transfer Agent, is responsible for maintaining the Trust's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders of the Trust. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee.

The Custodian. Citibank, N.A. is the custodian of the Trust's assets. The custodian's responsibilities include safeguarding and controlling the Trust's portfolio securities and handling the delivery of such securities to and from the Trust. It is the practice of the Trust to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Trust's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG llp serves as the independent registered public accounting firm for the Fund. KPMG llp audits the Fund's financial statements and performs other related audit and tax services. KPMG llp also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Centennial Government Trust:
We have audited the accompanying statement of assets and liabilities of Centennial Government Trust, including the statement of investments, as of June 30, 2009, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of Centennial Government Trust for the years ended prior to July 1, 2008 were audited by other auditors whose report dated August 8, 2008 expressed an unqualified opinion on those statements and financial highlights.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Centennial Government Trust as of June 30, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
August 17, 2009
CENTENNIAL GOVERNMENT TRUST

  STATEMENT OF INVESTMENTS June 30, 2009

	Principal
	Amount	Value

U.S. Government Agencies—93.0%
Federal Home Loan Bank:
0.13%, 7/10/09	$18,600,000	$18,599,303
0.14%, 8/5/09	7,387,000	7,385,995
0.159%, 8/26/09	8,000,000	7,997,884
0.16%, 7/27/09-9/4/09	20,400,000	20,396,424
0.175%, 7/17/09	20,912,000	20,910,529
0.18%, 9/23/09	15,300,000	15,293,574
0.20%, 9/11/09-9/15/09	21,950,000	21,940,890
0.24%, 10/30/09	18,055,000	18,040,436
0.28%, 11/13/09	15,000,000	14,984,250
Total Investments, at Value (Cost $145,549,285)	93.0%	145,549,285
Other Assets
Net of Liabilities	7.0	10,892,219

Net Assets	100.0%	$156,441,504

Footnotes to Statement of Investments
Valuation Inputs
Various data inputs are used in determining the value of each of the Trust’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Trust’s Statement of Assets and Liabilities as of June 30, 2009 based on valuation input level:

	Level 1–	Level 2–	Level 3–
	Unadjusted	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Value

Assets Table
Investments, at Value:
U.S. Government Agencies	$—	$145,549,285	$—	$145,549,285

Total Assets	$—	$145,549,285	$—	$145,549,285

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Trust at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Trust’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
CENTENNIAL GOVERNMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES June 30, 2009

Assets
Investments, at value (cost $145,549,285)—see accompanying statement of investments	$145,549,285
Cash	10,955,266
Receivables and other assets:
Other	8,095

Total assets	156,512,646

Liabilities
Payables and other liabilities:
Legal, auditing and other professional fees	32,406
Transfer and shareholder servicing agent fees	14,864
Shareholder communications	11,032
Trustees’ compensation	5,363
Shares of beneficial interest redeemed	5,025
Dividends	399
Other	2,053

Total liabilities	71,142

Net Assets	$156,441,504

Composition of Net Assets
Paid-in capital	$156,482,209
Accumulated net realized loss on investments	(40,705)

Net Assets—applicable to 156,469,853 shares of beneficial interest outstanding	$156,441,504

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.00
See accompanying Notes to Financial Statements.
CENTENNIAL GOVERNMENT TRUST

STATEMENT OF OPERATIONS For the Year Ended June 30, 2009

Investment Income
Interest	$2,980,940
Other Income	87,432

3,068,372

Expenses
Management fees	1,229,546
Service plan fees	169,997
Transfer and shareholder servicing agent fees	157,402
Registration and filing fees	130,285
Insurance expense	64,141
Trustees’ compensation	11,873
Custodian fees and expenses	2,714
Other	46,159

Total expenses	1,812,117
Less waivers and reimbursements of expenses	(169,944)

Net expenses	1,642,173

Net Investment Income	1,426,199

Net Realized Loss on Investments	(40,704)

Net Increase in Net Assets Resulting from Operations	$1,385,495

See accompanying Notes to Financial Statements.
CENTENNIAL GOVERNMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended June 30,	2009	2008

Operations
Net investment income	$1,426,199	$34,181,904
Net realized gain (loss)	(40,704)	6,182

Net increase in net assets resulting from operations	1,385,495	34,188,086

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(1,426,199)	(34,181,904)
Distributions from net realized gain	(1,585)	—

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions	(256,173,459)	(550,297,031)

Net Assets
Total decrease	(256,215,748)	(550,290,849)
Beginning of period	412,657,252	962,948,101

End of period	$156,441,504	$412,657,252

See accompanying Notes to Financial Statements.
CENTENNIAL GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS

Year Ended June 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations-net investment income and net realized gain[1]	.01	.03	.05	.03	.01

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.01)	(.03)	(.05)	(.03)	(.01)
Distributions from net realized gain	— [2]	—	—	—	—

Total dividends and/or distributions to shareholders	(.01)	(.03)	(.05)	(.03)	(.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[3]	0.48%	3.18%	4.64%	3.54%	1.45%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$156	$413	$963	$1,149	$1,226

Average net assets (in millions)	$247	$1,085	$1,166	$1,192	$1,360

Ratios to average net assets:[4]
Net investment income	0.58%	3.15%	4.55%	3.44%	1.41%
Total expenses	0.73%	0.76%	0.74%	0.74%	0.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.66%	0.76%	0.74%	0.74%	0.73%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on trust distributions or the redemption of trust shares.

4.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.
CENTENNIAL GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Centennial Government Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust’s investment objective is to seek a high level of current income that is consistent with the preservation of capital and the maintenance of liquidity. The Trust’s investment adviser is Centennial Asset Management Corporation (the “Manager”), a subsidiary of OppenheimerFunds, Inc. (“OFI”).
     The following is a summary of significant accounting policies consistently followed by the Trust.
Securities Valuation. The net asset value of shares of the Trust is normally determined twice each day, at Noon Eastern time and at 4:00 P.M. Eastern time on each day the New York Stock Exchange (the “Exchange”) is open for trading. Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Trust’s Board of Trustees.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust’s investments under these levels of classification is included following the Statement of Investments.
     “Money market-type” instruments are typically designated as Level 2.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Trust’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of
CENTENNIAL GOVERNMENT TRUST

similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the Manager’s own assumptions about the inputs that market participants would use in valuing such securities are significant to the fair value.
     There have been no significant changes to the fair valuation methodologies during the period.
Federal Taxes. The Trust intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Trust files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Trust’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Trust must satisfy under the income tax regulations, losses the Trust may be able to offset against income and gains realized in future years for federal income tax purposes.

Undistributed Net	Undistributed	Accumulated Loss
Investment Income	Long-Term Gains	Carryforward[1,2,3]

$19,727	$—	$40,704

1.	As of June 30, 2009, the Trust had $40,704 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of June 30, 2009, details of the capital loss carryforward were as follows:

Expiring

2017	$40,704

2.	During the fiscal year ended June 30, 2009, the Trust did not utilize any capital loss carryforwards.

3.	During the fiscal year ended June 30, 2008, the Trust utilized $4,597 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Trust.
 CENTENNIAL GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax character of distributions paid during the years ended June 30, 2009 and June 30, 2008 was as follows:

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Distributions paid from: Ordinary income	$1,427,784	$34,181,904
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Trust or in other Oppenheimer funds selected by the Trustee. The Trust purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Trust asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Trust, and will not materially affect the Trust’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Trust on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Trust pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Trust, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Trust during the period. Such interest expense and other custodian fees may be paid with these earnings.
 CENTENNIAL GOVERNMENT TRUST

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Trust’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended June 30, 2009		Year Ended June 30, 2008
	Shares	Amount	Shares	Amount

Sold	978,947,490	$978,947,490	3,038,183,999	$3,038,183,999
Dividends and/or distributions reinvested	1,413,271	1,413,271	33,713,745	33,713,745
Redeemed	(1,236,534,220)	(1,236,534,220)	(3,622,194,775)	(3,622,194,775)

Net decrease	(256,173,459)	$(256,173,459)	(550,297,031)	$(550,297,031)

3. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Trust pays the Manager a management fee based on the daily net assets of the Trust at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	0.500%
Next $250 million	0.475
Next $250 million	0.450
Next $250 million	0.425
Next $250 million	0.400
Next $250 million	0.375
Over $1.5 billion	0.350
Transfer Agent Fees. Shareholder Services, Inc. (“SSI”) acts as the transfer and shareholder servicing agent for the Trust. The Trust pays SSI a per account fee. For the year ended June 30, 2009, the Trust paid $328,660 to SSI for services to the Trust.
CENTENNIAL GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued
3. Fees and Other Transactions with Affiliates Continued
Service Plan (12b-1) Fees. The Trust has adopted a Service Plan (the “Plan”). It reimburses Centennial Asset Management Corporation (the “Distributor”), for a portion of its costs incurred for services provided to accounts that hold shares of the Trust. Reimbursement is made periodically depending on asset size, at an annual rate of up to 0.20% of the average annual net assets of the Trust. The Distributor currently uses all of those fees (together with significant amounts from the Manager’s own resources) to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold shares of the Trust. Fees incurred by the Trust under the Plan are detailed in the Statement of Operations. Effective October 29, 2008, the Board of Trustees of the Trust has set the rate for the fees of the Plan at zero.
Waivers and Reimbursements of Expenses. Effective January 1, 2009, the Manager has voluntarily undertaken to waive fees to the extent necessary to assist the Trust in attempting to maintain a positive yield. During the year ended June 30, 2009, the Manager waived fees and/or reimbursed the Trust $169,944. There is no guarantee that the Trust will maintain a positive yield. This undertaking may be amended or withdrawn at any time.
     SSI has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Trust. This undertaking may also be amended or withdrawn at any time.
4. Temporary Guarantee Program for Money Market Funds
The Board of Trustees elected for the Trust to participate in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the U.S. Treasury Department. The Treasury Department accepted the Trust’s application to participate in the Program and entered into a Guarantee Agreement with the Trust dated as of September 19, 2008. The Trust also notified the Treasury Department of its intent to continue its participation in the Program through April 30, 2009. The Program cannot be extended beyond September 18, 2009.
     Under the Program, shareholders of the Trust as of the close of business on September 19, 2008 may be guaranteed against loss in the event that the Trust’s net asset value falls below $0.995. The Program applies only to shareholders of record as of the close of business on September 19, 2008. The number of shares covered by the Program will be the lesser of (a) the number of shares of the Trust owned by the shareholder on September 19, 2008 or (b) the number of shares owned by the shareholder on the date the Trust’s net asset value falls below $0.995. If the number of shares of the Trust a shareholder holds after September 19, 2008 fluctuates during the Program period due to purchases or redemptions of shares, any shares in excess of the amount held as of the close of business on September 19, 2008 will not be covered.
     The Trust paid a fee to participate in the Program’s initial term in the amount equal to 0.01% of the Trust’s net assets as of the close of business on September 19, 2008. The
 CENTENNIAL GOVERNMENT TRUST

Trust paid a fee to continue its participation in the Program through April 30, 2009 in the amount of 0.015% of the Trust’s net assets as of the close of business on September 19, 2008. Participation in any further extension of the Program would require payment of an additional fee. Fees paid by the Trust to participate in the Program are shown as “Insurance expense” on the Statement of Operations.
5. Subsequent Events Evaluation
The Trust has evaluated the need for disclosures and/or adjustments resulting from subsequent events through August 17, 2009, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
6. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against OFI —the Manager’s immediate parent, the Sub-Distributor — OppenheimerFunds Distributor, Inc., and other mutual funds (“Defendant Funds”) advised by OFI and distributed by the Sub-Distributor — excluding the Trust. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A complaint has been brought in state court against OFI, the Sub-Distributor and another subsidiary of OFI (but not against the Trust), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of OFI, against OFI and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Manager, the Distributor, the Sub-Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer or Centennial funds invested in any funds or accounts managed by Madoff.
 CENTENNIAL GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued
6. Pending Litigation Continued
OFI believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds'S Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of the Manager or the Sub-Distributor to perform their respective duties to the Trust, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer or Centennial funds.
 CENTENNIAL GOVERNMENT TRUST

Appendix A

Description of Securities Ratings

Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the “Nationally-Recognized Statistical Rating Organizations” which the Manager evaluates in purchasing securities on behalf of the Trust. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

Short Term Debt Ratings.

Moody's Investors Service, Inc. (“Moody’s”)

The following rating designations for commercial paper (defined by Moody’s as promissory obligations not having original maturity in excess of nine months), are judged by Moody’s to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leading market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structure with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Moody’s ratings for state and municipal short-term obligations are designated “Moody’s Investment Grade” (“MIG”). Short-term notes which have demand features may also be designated as “VMIG.” These rating categories are as follows:

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard and Poor’s”)

The following ratings by Standard and Poor’s for commercial paper (defined by Standard and Poor’s as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Obligation is rated in the highest category. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the obligor’s capacity to meet its financial obligation is extremely strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Standard and Poor’s ratings for Municipal Notes due in 3 years or less:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Standard and Poor’s assigns “dual ratings” to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, Standard and Poor’s note rating symbols are used with the commercial paper symbols (for example, “SP-1+/A-1+”).

Fitch, Inc. (“Fitch”)

Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

Dominion Bond Rating Service Limited (“DBRS”)

R-1: Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating. Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection. Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2: Short term debt rated “R-2” is of adequate credit quality and within the three subset grades (high, middle, low), debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as the “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

Long Term Debt Ratings.

These ratings are relevant for securities purchased by the Trust with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody’s

Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Judged to be of high quality by all standards. Together with the “Aaa” group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of “Aaa” securities.

     Moody’s applies numerical modifiers “1”, “2” and “3” in its “Aa” rating classification. The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Standard and Poor’s

Bonds (including municipal bonds maturing beyond 3 years) are rated as follows:

AAA: Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated “AA” differ from the highest rated obligations only in small degree. A strong capacity to meet its financial commitment on the obligation is very strong.

Fitch

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

Centennial Government Trust

Investment Advisor and Distributor
Centennial Asset Management Corporation
6803 South Tucson Way
Centennial, Colorado 80112

Sub-Distributor

OppenheimerFunds Distributor, Inc.

P.O. Box 5254
Denver, Colorado 80217-5254

Transfer Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217-5143
1.800.525.9310

Custodian of Portfolio Securities
Citibank, N.A.

111 Wall Street

New York, New York 10005

Independent Registered Public Accounting Firm

KPMG llp
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel

K&L Gates LLP

70 West Madison Street, Suite 3100
Chicago, Illinois 60602

PX0170.001.1009

1. In accordance with Rule 12b-1 of the Investment Company Act, the term “Independent Trustees” in this Statement of Additional Information refers to those Trustees who are not “interested persons” of the Trust and who do not have any direct or indirect financial interest in the operation of the plan or any agreement under the plan.

CENTENNIAL GOVERNMENT TRUST

FORM N-1A

PART C

OTHER INFORMATION

Item 23. Exhibits

(a)     (i) Restated Declaration of Trust dated September 27, 1985: Previously filed with Registrant’s Post-Effective Amendment No. 9 (9/27/85), and refiled with Registrant’s Post–Effective Amendment No. 23 (10/28/94), pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

     (ii) Amendment to the Declaration of Trust dated February 9, 2001: Previously filed with Registrant’s Post Effective Amendment No. 33 (10/25/01), and incorporated herein by reference.

     (iii) Amendment No. 2 to the Restated Declaration of Trust dated August 27, 2002: Previously filed with Registrant’s Post Effective Amendment No. 34 (10/18/02), and incorporated herein by reference.

(b)     By-Laws, as amended and restated through October 24, 2000: Previously filed with Registrant’s Post Effective Amendment No. 33 (10/25/01), and incorporated herein by reference.

(c)     Specimen Share Certificate: Previously filed with Registrant’s Post Effective Amendment No. 33 (10/25/01), and incorporated herein by reference.

(d)     Amended and Restated Investment Advisory Agreement dated September 19, 2003: Previously filed with Registrant’s Post Effective Amendment No. 37 (8/27/04) and incorporated herein by reference.

     (e)     (i)     General Distributor's Agreement Centennial Asset Management Corporation dated October 13, 1992: Previously filed with Registrant’s Post Effective Amendment No. 21 (10/29/93), and incorporated herein by reference.

          (ii)     Sub-Distributor’s Agreement between Centennial Asset Management Corporation and OppenheimerFunds Distributor, Inc. dated May 28, 1993: Previously filed with Registrant's Post-Effective Amendment No. 21 (10/29/93), and incorporated herein by reference.

          (iii)      Form of Dealer Agreement of Centennial Asset Management Corporation: Previously filed with Registrant's Post-Effective Amendment No. 6 (10/26/84) and refiled with Registrant's Post-Effective Amendment No. 23 (10/28/94), pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(f)     Oppenheimer Funds Compensation Deferral Plan, As Amended and Restated Effective January 1, 2008: Previously filed with Post-Effective Amendment No. 18 to the Registration Statement of Oppenheimer International Bond Fund (Reg. No. 33-58383), (12/20/07), and incorporated herein by reference.

(g)     (i) Global Custodial Services Agreement dated July 15, 2003, as amended July 26, 2007: Previously filed with Post-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Rochester Arizona Municipal Fund’s (Reg. No. 333-132778), 07/26/07, and incorporated herein by reference.

     (ii) Amended and Restated Foreign Custody Manager Agreement dated May 31, 2001, as amended July 15, 2003: Previously filed with Pre-effective Amendment No. 1 to the Registration Statement of Oppenheimer International Large-Cap Core Trust (Reg. No. 333-106014), (8/5/03), and incorporated herein by reference.

(h)     Not applicable.

(i)     Opinion and Consent of Counsel dated April 7, 1982: Previously filed with Registrant's Pre-Effective Amendment No. 1 (4/13/82), refiled with Registrant’s Post-Effective Amendment No. 23 (10/28/94), pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(j)     Independent Registered Public Accounting Firm's Consent: Filed herewith.

(k)     Not applicable.

(l)     Not applicable.

(m)     Service Plan and Agreement between Registrant and Centennial Asset Management Corporation under Rule 12b-1 dated August 24, 1993: Previously filed with Registrant's Post-Effective Amendment No. 21, (10/29/93), and incorporated herein by reference.

(n)     Not applicable.

(o)     Powers of Attorney dated August 20, 2008 for all Trustees/Directors and Officers: Previously filed with the Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Target Distribution Fund, LLC (Reg. No. 333-153032), 10/29/08, and incorporated herein by reference.

     (ii) Power of Attorney for Richard F. Grabish dated December 13, 2004: Previously filed with Post-Effective Amendment No. 20 to the Registration Statement of Centennial California Tax Exempt Trust (Reg. No. 33-30471), 8/15/05, and is incorporated herein by reference.

(p)     Amended and Restated Code of Ethics of the Oppenheimer Funds dated August 30, 2007 under Rule 17j-1 of the Investment Company Act of 1940: Previously filed with the Initial Registration Statement of Oppenheimer Portfolio Series Fixed Income Investor Fund (Reg. No. 333-146105), (9/14/07), and incorporated herein by reference.

Item 24. - Persons Controlled by or Under Common Control with the Fund

None.

Item 25. - Indemnification

Reference is made to the provisions of Article Seventh of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26.Business and Other Connections of Investment Adviser

(a)     Centennial Asset Management Corporation is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 26(b) below.

(b)

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Centennial Asset Management Corporation is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position with Centennial Asset Management Corporation	Other Business and Connections During the Past Two Years
Timothy Abbuhl, Treasurer	Vice President of OppenheimerFunds, Inc.; Vice President and Treasurer of OppenheimerFunds Distributor, Inc.; Assistant Treasurer of Oppenheimer Acquisition Corp.
Robert Agan, Vice President

Senior Vice President of OppenheimerFunds, Inc., Shareholder Financial Services, Inc. and Shareholders Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc. and OFI Private Investments Inc.

Carl Algermissen, Assistant Secretary	Vice President and Associate Counsel of OppenheimerFunds, Inc.
Janette Aprilante, Secretary

Vice President and Secretary of OppenheimerFunds, Inc. Secretary (since December 2001) of: OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation (since June 2003), Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation (since January 2005), OppenheimerFunds Legacy Program, OFI Private Investments Inc. (since June 2003) and OFI Institutional Asset Management, Inc. (since June 2003). Assistant Secretary of OFI Trust Company (since December 2001).

Kristie Feinberg, Assistant Treasurer

Assistant Treasurer of Oppenheimer Acquisition Corp., OppenheimerFunds, Inc., OFI Trust Company; Treasurer of OFI Private Investments, Shareholder Financial Services, Inc. Shareholder Services, Inc, Oppenheimer Real Asset Management, Inc. HarbourView Asset Management Company and OppenheimerFunds Legacy Program.

Kathleen T. Ives, Assistant Secretary

Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Vice President, Deputy General Counsel and Assistant Secretary of OppenheimerFunds, Inc.; Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

David Robertson, President & Director	Senior Vice President of OppenheimerFunds Distributor, Inc. and OppenheimerFunds, Inc.
Mark S. Vandehey, Vice President & Chief Compliance Officer

Senior Vice President and Chief Compliance Officer of OppenheimerFunds, Inc.; Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company and OFI Institutional Asset Management, Inc.

Carol E. Wolf, Vice President	Senior Vice President of OppenheimerFunds, Inc. and of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.; serves on the Board of the Colorado Ballet.
Robert G. Zack General Counsel

Executive Vice President and General Counsel of OppenheimerFunds, Inc.; General Counsel and Director of OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments Inc.; Executive Vice President, General Counsel and Director of OFI Trust Company; Director and Assistant Secretary of OppenheimerFunds International Limited and OppenheimerFunds plc; Vice President, Secretary and General Counsel of Oppenheimer Acquisition Corp.; Director of OppenheimerFunds International Distributor Limited; Vice President of OppenheimerFunds Legacy Program.

The Oppenheimer Funds include the following:

Centennial Government Trust

Centennial Money Market Trust

Limited Term New York Municipal Fund (a series of Rochester Portfolio Series)

OFI Tremont Core Strategies Hedge Fund

Oppenheimer Absolute Return Fund

Oppenheimer AMT-Free Municipals

Oppenheimer AMT-Free New York Municipals

Oppenheimer Balanced Fund

Oppenheimer Baring SMA International Fund

Oppenheimer California Municipal Fund

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Income Fund

Oppenheimer Cash Reserves

Oppenheimer Champion Income Fund

Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Emerging Growth Fund

Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

Oppenheimer Global Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Global Value Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer International Bond Fund

Oppenheimer Institutional Money Market Fund

Oppenheimer International Diversified Fund

Oppenheimer International Growth Fund

Oppenheimer International Small Company Fund

Oppenheimer Limited Term California Municipal Fund

Oppenheimer Limited-Term Government Fund

Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)

Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)

Oppenheimer Main Street Opportunity Fund

Oppenheimer Main Street Small Cap Fund

Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Loan Fund, LLC

Oppenheimer Master International Value Fund, LLC

Oppenheimer Money Market Fund, Inc.

Oppenheimer Multi-State Municipal Trust (3 series):

Oppenheimer New Jersey Municipal Fund

Oppenheimer Pennsylvania Municipal Fund

Oppenheimer Rochester National Municipals

Oppenheimer Portfolio Series (4 series)

Active Allocation Fund

Equity Investor Fund

Conservative Investor Fund

Moderate Investor Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Principal Protected Main Street Fund (a series of Oppenheimer Principal

Protected Trust)

Oppenheimer Principal Protected Main Street Fund II (a series of Oppenheimer Principal

Protected Trust II)

Oppenheimer Principal Protected Main Street Fund III (a series of Oppenheimer Principal

Protected Trust III)

Oppenheimer Quest For Value Funds (3 series)

Oppenheimer Quest Balanced Fund

Oppenheimer Quest Opportunity Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund, Inc.

Oppenheimer Rochester Arizona Municipal Fund

Oppenheimer Rochester Double Tax-Free Municipals

Oppenheimer Rochester General Municipal Fund

Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Michigan Municipal Fund

Oppenheimer Rochester Minnesota Municipal Fund

Oppenheimer Rochester North Carolina Municipal Fund

Oppenheimer Rochester Ohio Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Select Value Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Series Fund, Inc. (1 series):

Oppenheimer Value Fund

Oppenheimer SMA Core Bond Fund

Oppenheimer SMA International Bond Fund

Oppenheimer Strategic Income Fund

Oppenheimer Transition 2010 Fund

Oppenheimer Transition 2015 Fund

Oppenheimer Transition 2020 Fund

Oppenheimer Transition 2025 Fund

Oppenheimer Transition 2030 Fund

Oppenheimer Transition 2040 Fund

Oppenheimer Transition 2050 Fund

Oppenheimer U.S. Government Trust

Oppenheimer Variable Account Funds (11 series):

Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer MidCap Fund/VA

Oppenheimer Money Fund/VA

Oppenheimer Strategic Bond Fund/VA

Oppenheimer Value Fund/VA

Panorama Series Fund, Inc. (3 series):

Growth Portfolio

Oppenheimer International Growth Fund/VA

Total Return Portfolio

Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc., Centennial Asset Management Corporation, and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Centennial, Colorado 80112-3924.
The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Acquisition Corp., OFI Private Investments Inc., OFI Institutional Asset Management, Inc. Oppenheimer Real Asset Management, Inc. and OFI Trust Company is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.
The address of OppenheimerFunds International Ltd. is 70 Sir John Rogerson’s Quay, Dublin 2, Ireland.
The address of OFI Institutional Asset Management, Ltd., is One Silk Road, London, England EC27 8HQ
The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.
The address of OppenheimerFunds International Distributor Limited is 13th Floor, Printing House, 6 Duddell Street, Central, Hong Kong.

Item 27. Principal Underwriter

(a)     Centennial Asset Management Corporation is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which Centennial Asset Management Corporation is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 26(b) above.

(b)     The directors and officers of the Registrant's principal underwriter are:

Name & Principal Business Address	Position(s) & Office(s) with Underwriter	Position(s) and Office(s) with Registrant
Timothy Abbuhl(2)	Treasurer	None
Robert Agan(2)	Vice President	None
Carl Algermissen(2)	Assistant Secretary	None
Janette Aprilante(1)	Secretary	None
Kristie Feinberg(1)	Assistant Treasurer	None
Kathleen T. Ives(2)	Assistant Secretary	Assistant Secretary
David Robertson(1)	President & Director	None
Mark S. Vandehey(2)	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer
Carol E. Wolf(2)	Vice President	Vice President & Portfolio Manager
Robert G. Zack(1)	General Counsel	Secretary

(1) Two World Financial Center, 225 Liberty Street-11th Floor, New York, NY 10281-1008

(2)6803 South Tucson Way, Centennial, CO 80112-3924

(c)	Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

C- 1

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Arapahoe and State of Colorado on the 27th day of October, 2009.

CENTENNIAL GOVERNMENT TRUST

By: John V. Murphy*

     ---------------------------------------------

     John V. Murphy, President, &

     Principal Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                                                Title                                                                     Date

William L. Armstrong *                          Chairman of the                                                    October 27, 2009
----------------------------------                Board of Trustees

William L. Armstrong

John V. Murphy*                                     President, Principal
----------------------------------                Executive Officer and Trustee                              October 27, 2009
John V. Murphy

Brian W. Wixted*                                   Treasurer, Principal                                             October 27, 2009
----------------------------------                Financial &
Brian W. Wixted                                     Accounting Officer

George C. Bowen*                                 Trustee                                                                 October 27, 2009
----------------------------------

George C. Bowen

Edward L. Cameron *                            Trustee                                                                  October 27, 2009
----------------------------------

Edward L. Cameron

Jon S. Fossel*                                        Trustee                                                                  October 27, 2009
----------------------------------

Jon S. Fossel

Sam Freedman*                                      Trustee                                                                  October 27, 2009
----------------------------------

Sam Freedman

Richard F. Grabish*                               Trustee                                                                  October 27, 2009
----------------------------------

Richard F. Grabish

Beverly L. Hamilton*                             Trustee                                                                  October 27, 2009
----------------------------------

Beverly L. Hamilton

Robert J. Malone*                                  Trustee                                                                  October 27, 2009
----------------------------------

Robert J. Malone

F. William Marshall, Jr.                         Trustee                                                                   October 27, 2009
----------------------------------

F. William Marshall, Jr.

*By: /s/ Kathleen T. Ives
-----------------------------------------

Kathleen T. Ives, Attorney-in-Fact

C- 2

CENTENNIAL GOVERNMENT TRUST

Post-Effective Amendment No. 43

Registration Statement No. 2-75812

EXHIBIT INDEX

Exhibit No.     Description

23(j)     Independent Registered Public Accounting Firm’s consent

C- 3